                                                                    EXHIBIT 10.6

                                                       3150 Holcomb Bridge Road
                                                              Suite 200
                                                           Atlanta, GA 30071
                                                         Phone: (770) 248-9600
                                                           Fax (770) 242-6803
                                                            www.intercept.net

                  MASTER AGREEMENT FOR PROVISION OF HARDWARE,
                            SOFTWARE AND/OR SERVICES

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Name of Customer                                                    Phone Number:

United Commercial Bank, IO                                          770-595-9146
------------------------------------------------------------------------------------------------------
Address:                                                            Fax Number:

5660 New Northside Drive
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City, State, Postal Code                                            After Hours Phone Number:

Atlanta, GA  30328
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InterCept Contact Person:                                           Customer Contact Person:

Steven Roberts                                                      Ronnie Austin, President
------------------------------------------------------------------------------------------------------
InterCept Email Address:                                            Customer Email Address:

Steven.Roberts@intercept.net
------------------------------------------------------------------------------------------------------

The InterCept Group ("InterCept") provides certain hardware, software, and services for financial institutions that Customer wishes to purchase or lease. In consideration thereof, the Parties agree as follows:

InterCept shall provide to Customer the hardware, software, and services set forth in this Agreement and all Related Agreements. Related Agreements include purchase orders, proposals, price lists, payment schedules, product and service descriptions, and other agreements between the Parties executed on, before, or after the Effective Date. Such Related Agreements are incorporated into and made a part of this Agreement. The Parties acknowledge that this Agreement and all Related Agreements are subject to the general terms and conditions attached hereto. In the event that these general terms and conditions conflict with any term or condition set forth in any Related Agreement the term or condition attached hereto shall control unless otherwise specified in writing by the Parties.

Provision of all products and services shall be governed by the applicable purchase orders or leases. Products and services provided by third parties shall be governed by the terms and conditions of the agreements provided by such third parties.

This Master Agreement is effective upon execution by both Parties (the "Effective Date").

Please enter the bank ABA Number (Routing Transit Number) here - ______________.

Each of InterCept and Customer has agreed to these terms and conditions as of the date set forth below:


United Commercial Bank                                  THE INTERCEPT GROUP, INC.
-------------------------------------------
Name of Financial Institution/Customer

/s/ Ronnie Austin                                       /s/ Todd Shiver
-------------------------------------------             ----------------------------------------------
Signature of Authorized Officer                         Signature of InterCept Representative

Ronnie Austin                                           Todd Shiver
-------------------------------------------             ----------------------------------------------
Printed Name of Authorized Officer                      Printed Name of InterCept Representative

President                                               Vice President
-------------------------------------------             ----------------------------------------------
Title of Authorized Officer                             Title of InterCept Representative

12-17-01                                                12/17/01
-------------------------------------------             ----------------------------------------------
Date                                                    Date

                                                                    CONFIDENTIAL

                          GENERAL TERMS AND CONDITIONS

The following terms and conditions are in addition to the terms and conditions of the Master Agreement and all Related Agreements.

1. Definitions. Capitalized terms used herein shall have the following meanings.

1.1.   "Acceptance" shall mean the occurrence of the conditions set forth in
        ----------
Section 2.2.

1.2.  "Affiliate" means a company which owns or controls, directly or
       ---------
indirectly, a majority of the stock or board of directors of a Party to this Agreement, or a company whose stock or board of directors is owned or controlled, directly or indirectly, by a Party to this Agreement.

1.3.  "Agreement" means the Master Agreement, these General Terms and
       ---------
Conditions, and all attachments, all of which are incorporated herein.

1.4.  "Changes" mean corrections, updates, upgrades, translations, additions,
       -------
and modifications to the Software and Documentation, and any other new or additional works based in whole or part on the Software and Documentation.

1.5.  "Confidential Information" means any competitively sensitive or secret
       ------------------------
business, marketing, or technical information, technology, business processes or procedures, and customer information of InterCept, Customer, or either of their Affiliates, including the terms and conditions of this Agreement and all other Agreements and communications between InterCept and Customer. InterCept's Confidential Information shall include, but is not limited to, all pricing terms and related provisions, and all software, hardware, and documentation provided or licensed to Customer hereunder, used to provide services to Customer hereunder, or to which Customer has access as a result of its relationship with InterCept. Customer's Confidential Information shall include, but is not limited to, all information concerning Customer's customers and their accounts, and Customer's proprietary business practices and procedures. Confidential Information shall not include information which is (i) generally known to the public or readily ascertainable from public sources (other than as a result of a breach of confidentiality hereunder), (ii) independently developed by the receiving Party without reference to or reliance on any Confidential Information of the disclosing Party, as demonstrated by written records of the receiving Party, or (iii) obtained from an independent third party who created or acquired such information without reference to or reliance on Confidential Information or breach of obligations of confidentiality.

1.6.  "Customer" shall mean the financial institution, company, person, or other
       --------
entity listed on page 1 of this Agreement in the space entitled "Name of Customer."

1.7.  "Documentation" means the user and operating documentation relating to the
       -------------
Software as provided by InterCept to Customer or to InterCept's customers generally.

1.8.  "Hardware" means all computer, communications, network, and other hardware
       --------
equipment which customer has agreed to purchase or lease under any Related Agreement.

1.9.  "InterCept" shall mean The InterCept Group, Inc.
       ---------

1.10.   "Licensed Products" mean collectively the Software and Documentation.
         -----------------

1.11.  "Parties" shall mean the Customer and collectively The InterCept Group,
        -------
Inc. and all wholly owned subsidiaries.

1.12.   "Related Agreements" mean all purchase orders, proposals, price lists,
         ------------------
payment schedules, product and service descriptions, and all other agreements between the parties executed on, before, or after the Effective Date in which the parties specifically adopt the terms and conditions of this Agreement.

1.13.   "Related Expenses" shall mean reasonable travel, living, hardware,
         ----------------
communications, and other out-of-pocket expenses incurred by InterCept in the performance of its obligations hereunder, including, but not limited to, airfare, travel costs, lodging costs, and meals; shipping charges, courier and delivery charges; tape, cartridge, CD and diskette cost; courier charges; and voice and data telecommunications expenses, and the cost of all other hardware and software which Customer requests from InterCept, provided that such hardware and software costs are approved by Customer prior to their expenditure. To the extent reasonably possible, InterCept will obtain the approval of Customer prior to incurring substantial Related Expenses, and Customer will not unreasonably withhold such approval.

1.14.   "Software" means the object code version of the InterCept software as
         --------
identified in any Related Agreement along with all Changes provided to Customer or authorized by InterCept hereunder.

1.15.   "Third Party Software" means any third party software required to be
         --------------------
used in conjunction with the Software provided to Customer by InterCept.

2.    Provision of Products and Services

2.1.  Products and Services. InterCept agrees to provide Customer with the
      ---------------------
Hardware, Software, account processing services, and/or related products and services described in this Agreement or any Related Agreement. All products and services shall be provided pursuant to the terms and conditions applicable to such products and services as set forth in this Agreement or any Related Agreement.

2.2.  Acceptance. After Customer has received the Hardware, Software, data
      ----------
processing services, and/or related products and services described in this Agreement or any Related Agreement, Customer shall conduct such further inspection and testing as it deems necessary or appropriate to determine whether any defect exists. Customer shall notify InterCept in writing of any defect within 30 days of receipt of the initial invoice from InterCept. Failure to give such notice shall constitute an unqualified acceptance of the product or service.

2.3.  Training. InterCept shall provide the training services for Customer
      --------
described in any Related Agreement, for the fees set forth therein. Training shall take place at InterCept's or Customer's premises as specified in such

                                 Page 2 of 10                    CONFIDENTIAL

Related Agreement. Customer shall provide adequate personnel for training. Customer may obtain additional training with reasonable notice to InterCept at InterCept's then current rates for such services.

2.4.  Customer Contacts. Each of Customer and InterCept shall maintain a contact
      -----------------
person to act as the primary point of communication. Each Party's initial contact person is listed on the Master Agreement. Each Party may change its contact person with written notice to the other Party.

2.5.  Regulatory Requirements. Unless otherwise specified in any Related
      -----------------------
Agreement:

(a)  Federal and State Requirements. InterCept shall use all reasonable efforts
     ------------------------------
     to ensure that the products and services provided hereunder comply with and allow Customer to comply with existing federal and state rules and regulations applicable to financial institutions. Customer shall notify InterCept in the event that Customer discovers or is notified that any product or service provided by InterCept does not meet or allow Customer to meet such requirements, and InterCept shall use its best efforts to bring such products or services into compliance within a reasonable time thereafter. Federal and state rules affecting financial institutions are subject to change and InterCept shall use all reasonable efforts to ensure that the products and services provided hereunder comply with and allow Customer to comply with such future changes. InterCept reserves the right to adjust its prices to the extent any future changes to federal and state rules and regulations increase the cost of the products and services provided hereunder.

(b)  InterCept. InterCept agrees to comply with all rules, laws, and regulations
     ---------
     which directly govern InterCept or its operations due to its status as a provider of products or services to financial institutions.

(c)  Access to InterCept and Customer's Data. InterCept shall provide access to
     ---------------------------------------
     its equipment and facilities and Customer's data as reasonably requested or required by Customer, Customer's internal or third party auditors, or any state, federal, or local regulatory agency with regulatory authority over Customer or InterCept. Customer will provide InterCept with reasonable prior notice of such audits, will cause its auditors and staff to conduct such audits in a manner designed to minimize the disruption to InterCept's operations, and will ensure that any such third parties provided with access hereunder will comply with Customer's obligations of confidentiality hereunder.

2.6.  Changes to Services. InterCept reserves the right to make changes to
      -------------------
services including, but not limited to, operating procedures, security procedures, the type of equipment resident at, and the location of InterCept's facilities, including all changes necessitated by any change in any law, rule, regulation, or requirement of any regulatory agency, provided that InterCept shall use its best efforts not to delete services or make changes which would cause a material increase in Customer's cost of doing business without Customer's prior approval. InterCept will provide Customer with reasonable prior written notice of changes which will materially affect Customer's procedures.

3.   Payment and Terms.

3.1.  Fees. Customer agrees to pay all fees, charges and Related Expenses for
      ----
products and services to be provided under this Agreement as set forth in the Related Agreements. All amounts shall be paid in U.S. dollars by wire transfer to the bank account designated by InterCept in accordance with the payment terms set forth in the Related Agreements, or as otherwise agreed between InterCept and Customer; provided however, that InterCept may, at its option, debit
              -------- -------
Customer's billing account on or after the 15th day of each month through ACH. Customer agrees to provide a billing account number for this purpose.

3.2.  Payment Terms. All amounts are due and payable on the date specified in
      -------------
the Related Agreements, or, if a date is not specified, not later than 30 days following the date of invoice. Overdue amounts shall accrue interest at the lesser of 1.5% per month or the highest rate allowed under applicable law. The Customer further agrees to pay all costs of collection, including reasonable attorneys' fees. Time is of the essence with respect to all payments due from Customer hereunder.

3.3.  Taxes. Customer shall pay on a timely basis all sales, use, import,
      -----
export, VAT, excise and other taxes, tariffs, and duties arising out of or imposed on InterCept or Customer as a result of the provision of products and/or services by InterCept hereunder, however designated, based or levied by any federal, state, municipal, or local taxing authority of United States (but shall not include Federal, state, or local income taxes imposed on InterCept). Customer shall promptly reimburse and shall indemnify InterCept for all such taxes which InterCept is required by any taxing authority to pay.

3.4.  Fee Adjustments. InterCept reserves the right to adjust its prices once
      ---------------
per year subject to 30 days advanced written notice. InterCept shall not increase in any calendar year the fees and charges by more than 3% plus the percentage increase in the U.S. Department of Labor, Consumer Price Index for Urban Wage Earners and Clerical Workers, All Cities, (1982=100) for the previous 12 months. InterCept shall not increase Customer's fees or charges by a greater percentage than it increases its customers' fees in general for the same or similar products or services.

4.   Default and Termination

4.1.  Term. Unless earlier terminated as provided for herein, the term of this
      ----
Agreement shall commence on the Effective Date and shall continue for so long as any Related Agreement between the Parties that specifically adopts the terms and conditions of this Agreement remains in effect.

4.2.  Termination by Customer.

(a) Customer may terminate any Related Agreement upon 180 days written notice accompanied by payment for all previously invoiced and overdue amounts. If applicable, Customer shall pay the cancellation fee set forth in such Related Agreement
(b) Customer may terminate this Agreement and the applicable Related Agreement upon the occurrence of

                                 Page 3 of 10                      CONFIDENTIAL
     any of the following: (i) InterCept's material breach of any provision of this Agreement or the applicable Related Agreement if InterCept has not cured or initiated adequate steps to cure such breach or failure within 30 days following written notice of such breach or failure to InterCept; or
     (ii) InterCept ceases to do business, makes a composition or assignment for the benefit of creditors, becomes bankrupt or insolvent, or is found subject to any provisions of the bankruptcy code concerning involuntary bankruptcy or similar proceeding. If any breach or failure materially affects Customer's ability to conduct its operations in accordance with safe and sound banking practices or materially affects Customer's ability to service its customers, then such notice period shall be shortened to 10 business days. Termination may be immediate or at a future date to allow for a conversion to an alternate product or service provider. In no event shall InterCept be responsible for Customer's costs associated with identification, selection, engagement or implementation of a replacement vendor.

4.3.  Termination by InterCept. Unless otherwise specified in any Related
      ------------------------
Agreement, InterCept may terminate this Agreement and the applicable Related Agreement upon the occurrence of any of the following: (i) Customer's material breach of any provision of this Agreement or the applicable Related Agreement if Customer has not cured or initiated adequate steps to cure such breach or failure within 30 days following written notice of such breach or failure to Customer; (ii) Customer fails to pay any fee or charge when due; or (iii) Customer ceases to do business, makes a composition or assignment for the benefit of creditors, becomes bankrupt or insolvent, or is found subject to any provisions of the bankruptcy code concerning involuntary bankruptcy or similar proceeding. In the event of termination, all fees and amounts due with respect to such product or service shall accelerate and become due and payable immediately.

4.4.  Return of Materials. Upon any termination of this Agreement and completion
      -------------------
of all conversion and other continuing activities, each Party shall promptly return to the other or destroy all copies of all materials relating to such products or services or containing any Confidential Information of the other Party, including all copies of all data, software, and documentation.

4.5.  Survival. All rights and obligations under this Agreement and any Related
      --------
Agreement with respect to restrictions on the use of products and services, protection of intellectual property rights, payment of fees, confidentiality, and indemnification shall survive the expiration or termination of this Agreement and any Related Agreement.

5.   Customer Obligations

5.1.  Hardware and Software. Customer agrees to obtain, install, operate, and
      ---------------------
maintain the hardware, software, and general operating environment required for the proper use and operation of the products and services to be provided by InterCept hereunder (excluding that which is to be provided by InterCept hereunder), including, but not limited to, all hardware, software, and networks; telecommunications lines, equipment, and service; power lines, outlets, sources and conditioners; UPS equipment, and environmental conditioning equipment (the "Operating Environment"). InterCept shall be responsible for components of the Operating Environment which InterCept has been contracted to provide. The Operating Environment shall comply with specifications provided by InterCept, and must be certified by InterCept as meeting such specifications prior to implementation by InterCept of any products or services which rely on such Operating Environment. InterCept shall provide Customer with all requirements for the Operating Environment prior to or within a reasonable time following the execution of this Agreement. Customer shall in the future acquire all such additional hardware, software, and equipment as may be necessary to support additional products or services ordered from InterCept as reasonably required to support any increase in Customer's size or transaction volume, as necessary to keep its technology reasonably current and competitive, or as required to support any upgrade to any InterCept product or service which Customer desires to implement.

5.2.  Support. Customer shall provide InterCept with all data, documents,
      -------
reports, access to personnel, and other assistance as may be reasonably required or necessary for InterCept to provide the products and services to be provided hereunder. InterCept will provide prompt notice of all such requirements and Customer shall not unreasonably withhold or delay such item or assistance.

5.3.  Personnel. Following completion of training to be provided by InterCept
      ---------
under any Related Agreement, Customer shall provide and train all personnel reasonably required for the proper use and operation of the products and services provided by InterCept hereunder.

5.4.  Data Protection. Customer shall establish proper procedures to verify the
      ---------------
correctness and integrity of the data stored or produced by InterCept's products or services. Customer shall own and retain all right, title, and interest in and to all Customer account and transaction data provided by Customer to InterCept. Unless otherwise agreed, Customer shall be responsible for all data and proper backup thereof.

5.5.  Final Regulatory Approval for De Novo Banks. The obligations of Customer
      -------------------------------------------
under the Master Agreement and all Related Agreements are subject to Customer receiving its final regulatory approvals required for Customer to commence operations. If Customer fails to receive such approvals for any reason, Customer may terminate this Order and receive a refund of all fees paid to InterCept hereunder. Notwithstanding the foregoing, Customer shall be responsible for paying InterCept for all costs and expenses incurred by InterCept in the performance of its obligations hereunder through such date, including all fees for implementation and other services provided through such date, and all fees for hardware and software purchased by InterCept on Customer's behalf. If InterCept can sell or use such equipment elsewhere, Customer shall receive a refund equal to 50% of the cost of such equipment.

6.   Terms and Conditions Applicable to Hardware

6.1.  Shipping and Delays. Unless otherwise specified in any Related Agreement,
      -------------------
all Hardware is delivered F.O.B. from InterCept's offices, or from the manufacturer, as

                                 Page 4 of 10                      CONFIDENTIAL
applicable, subject to the allocation of risk set forth below. Customer is responsible for all shipping, freight, handling, and other costs associated with delivering the Hardware to Customer's premises. The means of shipment of the Hardware shall be in InterCept's discretion and shipment may be made in installments unless otherwise mutually agreed in writing prior to shipment The delivery dates quoted by InterCept are estimates only and subject to availability and delivery from the respective manufacturers of the Hardware. InterCept shall not be responsible for any delay attributable to any manufacturer or other third party.

6.2.  Title, Risk of Loss, and Insurance
      ----------------------------------

(a)  Title and Risk. Risk of loss to the Hardware shall pass to Customer upon
     --------------
     shipment. Title to the Hardware shall remain with InterCept until Customer has paid the full purchase price for the Hardware.

(b)  Insurance. Until Hardware is fully paid for, Customer, at its sole cost and
     ---------
     expense, shall acquire and maintain adequate insurance to cover the unpaid portion of the purchase price. Coverage should include, but not be limited to, fire, extended coverage, vandalism, malicious mischief and other coverage. In the event of any loss, damage, or destruction to the Hardware while any portion of the purchase price remains unpaid, Customer shall pay the remaining unpaid portion of the purchase price from the insurance proceeds.

6.3.  Transfer of Goods. Until Customer has made full payment to InterCept for
      -----------------
the Hardware, Customer will not sell, exchange, lease, encumber, or pledge the Hardware, grant or permit the creation or attachment of any other security interest therein or lien thereon, or otherwise dispose of the Hardware or any of Customer's rights therein without InterCept's prior written consent. During such period, Customer shall use reasonable efforts to prevent the Hardware from being levied upon under any legal process, or to prevent anything to be done that would materially impair the value of any of the Hardware. Until Customer has paid for the Hardware in full, Customer grants InterCept a purchase money security interest in the Hardware. Customer agrees to execute and deliver any financing statement or other document as InterCept may request to attach or perfect such security interest, including financing statements and UCCs.

6.4.  Price Protection. InterCept guarantees the purchase price of the Hardware
      ----------------
as set forth on any Related Agreement up to and including the installation date. If Customer has not accepted the Hardware on or prior to the date of installation through no fault of InterCept, InterCept may charge such price as appropriate to reflect any increase in the cost of the Hardware that InterCept must pay.

6.5.  Hardware Substitution. Customer agrees that because of the rapid evolution
      ---------------------
and technological advances in the industry, any order is subject to change based on such advances or discontinuances from the manufacturer. Customer acknowledges that InterCept may provide substitute Hardware which in InterCept's opinion is of equivalent or better quality than the Hardware originally ordered by Customer.

6.6.  Use and of Hardware. Hardware which is leased shall only be used by
      -------------------
qualified employees of the Customer in the ordinary and normal course of the Customer's business. Customer at all times shall use the Hardware in a careful and proper manner in conformity with the manufacturer's specifications and documentation, and shall comply with and conform to all applicable federal, state, local, and other laws, ordinances and regulations and all conditions of all insurance required hereby which relate in any way to the possession, use, or maintenance of the Hardware. Except to the extent InterCept has agreed to provide Hardware maintenance under any Related Agreement, Customer shall at its own cost and expense, maintain and keep the leased Hardware in good repair, condition, and working order as to the appearance and mechanical performance. InterCept shall have the right but not the obligation to inspect the Hardware during Customer's normal business hours. Customer shall notify InterCept in writing prior to moving or relocating the Hardware to any other address or facility other than Customer's primary business address.

6.7.  Alterations to Leased Hardware. Customer shall not make or provide any
      ------------------------------
improvements, alterations, modifications, or additions to the leased Hardware without InterCept's prior written consent.

6.8.  Characterization of Leased Hardware. The leased Hardware is and at all
      -----------------------------------
times shall remain personal property. If requested by InterCept, Customer shall obtain, prior to delivery of the Hardware, a certificate in form satisfactory to InterCept from each party having an interest in the real property where the Hardware may be located, waiving any claim with respect to the Hardware. If at any time during the term hereof InterCept supplies Customer with labels, plates, or other markings stating that Hardware is owned by InterCept or is subject to any interest of any other person, Customer shall affix such markings to, and keep such markings prominently displayed on, the Hardware.

6.9.  Title to Leased Hardware. The leased Hardware is and shall remain the sole
      ------------------------
and exclusive property of InterCept. Customer shall execute and deliver all financing statements provide by InterCept for filing of notice of such title, including UCC statements.

6.10.  Return of Leased Hardware. Upon expiration or other termination of any
       -------------------------
lease with respect to any Leased Hardware for any reason, Customer shall immediately return the Hardware at its own cost and expense, freight prepaid, to such location as InterCept shall specify. Upon such return, the Hardware shall be in good order and condition, ordinary wear and tear excepted, shall be certified for manufacturers' maintenance, and shall be free and clear of all liens and encumbrances.

6.11.  Insurance for Leased Hardware. Unless otherwise specified in any Related
       -----------------------------
Agreement at Customer's cost and expense, Customer shall obtain and maintain in full force and effect throughout the term of any Related Agreement (including any extensions or renewals thereof) insurance on the leased Hardware in the amount of the full replacement value of the leased Hardware, and shall name Customer and InterCept as named insureds, as their interests may appear. Customer agrees to cooperate in the adjustment and settlement of any claim so as to secure to InterCept the benefit of such insurance coverage and further agrees to

                                 Page 5 of 10                       CONFIDENTIAL
provide the amount of the deductible from its funds. In addition, Customer shall obtain and maintain at its expense throughout the term of any Related Agreement (including any extensions or renewals thereof) liability insurance covering the risks and liabilities associated with the operation, use, and ownership of the leased Hardware, and naming InterCept as an additional named insured. Customer shall furnish InterCept with policies and/or certificates evidencing the foregoing insurance coverages, and such policies and/or certificates shall provide for at least 30 days prior written notice to InterCept of any cancellation, reduction, or lapse in coverage-

6.12.  Hardware Maintenance. Subject to the payment by Customer of the fees for
       --------------------
hardware maintenance set forth in any Related Agreement, InterCept agrees to provide Customer with maintenance services for the Hardware as follows:

(a)  Telephone Support. InterCept will provide remote telephonic support for the
     -----------------
     Hardware during the hours set forth in InterCept's then current policies and procedures for the applicable Hardware. Telephone Support shall include its best efforts (i) to diagnose errors or malfunctions in the Hardware and malfunctions caused by operator error, (ii) advise Customer of corrective measures, and (iii) clarify operating instructions.

(b)  Depot Maintenance. For Hardware supported by depot maintenance, if the
     -----------------
     problem cannot be resolved through telephonic support, InterCept shall ship loaner replacement Hardware Monday through Friday (except on days that InterCept's office is closed) for next business day delivery, and Customer shall Pack and deliver the defective Hardware to InterCept for repair. InterCept shall either repair the Hardware or replace it with equivalent Hardware at InterCept's discretion. Unless otherwise specified in any Related Agreement, InterCept will pay all freight charges for the delivery of Hardware and Customer will pay all freight charges for the return of Hardware.

(c)  Onsite Maintenance. If specified on any Related Agreement, InterCept shall
     ------------------
     provide on-site maintenance for the applicable Hardware during the hours as indicated on such Related Agreement.

(d)  Modifications. Maintenance services do not include modifications,
     -------------
     additional features, Or accessories purchased by Customer unless specifically added to the list of covered Hardware in writing. InterCept may increase the maintenance fee to cover such modifications, additional features, or accessories with 30 days prior written notice.

(e)  Hardware Not Support by InterCept. InterCept is not responsible for
     ---------------------------------
     Hardware supported by any third party or for any Hardware which InterCept has not expressly agreed to support or for which Customer has not paid the applicable maintenance fees.

(f)  Customer Obligations. Customer shall promptly notify InterCept of all
     --------------------
     problems with the Hardware, and shall, if applicable, provide assistance in identifying and detecting problems, errors, and malfunctions. Customer agrees not to attempt any repair or maintenance of the Hardware during the term of this Agreement without the prior written consent of InterCept.

7.    Terms and Conditions Applicable to Software

7.1.  License Grant.  Subject to the restrictions and limitations of this
      -------------
Agreement and to payment of the fees set forth in any Related Agreement. InterCept hereby grants to Customer a non-exclusive, non-transferable right and license during the term of this Agreement to:

(a) install and use the Software in accordance with the terms of any Related Agreement;

(b) transfer the Software to a backup machine when the primary machine on which the Software is installed or licensed for use is temporarily inoperable or unusable, or to another machine for disaster recovery testing (which may occur concurrent with normal use of the Software), or for disaster testing, recovery, and processing;

(c) make no more than 2 copies of the Software for testing, backup, and archival purposes in addition to the number of copies authorized by licenses granted;

(d) use the Documentation in support of Customer's authorized use of the Software;

(e) make a reasonable number of additional copies of the Licensed Products or portions thereof as required to support Customer's authorized or licensed use of the Software.

7.2.  Restrictions. Unless otherwise expressly agreed, all licenses are for the
      ------------
object code version of the applicable Software only. The Software may only be used for Customer's own internal data processing needs and for processing the data of its customers. Customer may not, without the prior written consent of
InterCept:

(a) translate, reverse engineer, de-compile, interpret, or disassemble the Software;

(b)  transfer, distribute, sell, lease, or assign the Licensed Products;

(c) use the Licensed Products to process accounts or records, or to generate output data, for the direct benefit of, or for purposes of rendering services to, any business entity or organization other than Customer, provided Customer shall not be prevented from processing its customer's accounts; or

(d)  make any Changes to the Software.

7.3.  Affiliates. Customer may not provide or use the Software for the benefit
      ----------
of Affiliates unless each such Affiliate has agreed to be bound by the terms and conditions of this Agreement and Customer has obtained and paid the necessary licenses and paid the appropriate license fees for such Affiliate.

7.4.  Use of Software. Customer agrees to comply with any operating instructions
      ---------------
for all Software in accordance with its Documentation.

7.5.  Scope of Software Maintenance. Unless otherwise specified in any Related
      -----------------------------
Agreement, InterCept shall

                                 Page 6 of 10                      CONFIDENTIAL
provide the following maintenance and support Services for the Software:

(a)  Error Correction. InterCept shall insure that the Software operates in
     ----------------
     conformance with the specifications and program descriptions set forth in the associated Documentation. InterCept agrees, as its exclusive obligation hereunder, to use reasonable commercial efforts to correct reported defects in a timely manner based on the severity of the error and its effect on Customer's business or operations. Minor errors which do not materially affect Customer's business or operations or cause unreasonable disruption to Customer may be addressed in the next release of the Software. For some errors, InterCept may provide Customer with a reasonable procedure or "work around" to avoid the effects of the error until it can be addressed in the next release of the Software, provided that such procedure is not unreasonably burdensome on Customer or its employees.

(b)  Telephone Support. InterCept will provide remote telephone support for the
     -----------------
     Software during regular business hours excluding banking holidays. Telephone support shall include (i) diagnosing errors in the Software and malfunctions caused by operator error, (n) advising Customer of corrective measures, and (iii) clarifying operating instructions contained in the Documentation.

(c)  New Releases. InterCept shall provide Customer with all now releases,
     ------------
     versions, error corrections, patches, and fixes for the Software which InterCept provides to its customers who have contracted for maintenance services for such Software generally. InterCept shall provide reasonable telephone assistance to help Customer install and operate each release. InterCept reserves the right to charge additional fees to all maintenance customers for any new or additional product, or for new or additional versions of the Software which introduce significant new functionality or changes in the technology used, provided, or relied on.

(d)  Prior Releases. InterCept shall only provide maintenance and support
     --------------
     services hereunder for the then current release of the Software and for the previous release of the Software for three months following the provision of the newest release to Customer. Thereafter, InterCept may in its sole discretion agree to provide support for older releases, but reserves the right to charge Customer at its time and materials rates for such support.

7.6.  Customer Cooperation Customer shall promptly notify InterCept of all
      --------------------
problems with the Software, and shall, if applicable, provide assistance in identifying and detecting problems, errors, and malfunctions. As requested by InterCept, Customer shall provide data and information regarding all errors with sufficient detail and supporting documentation to enable InterCept to diagnose, and if necessary, recreate the problem, error, or malfunction. If applicable, Customer agrees to maintain dial in access to the Software for remote access and diagnosis purposes. InterCept agrees not to use such dial in line for any other reason without Customer's consent.

7.7.  Limitations. Software maintenance shall not cover malfunctions and errors
      -----------
caused by (i) unreported defects, (ii) misuse or abuse of the Software, (iii) Customer's failure to backup the system, (iv) use of the Software with hardware or software other than that approved by InterCept for use with the Software, or
(v) Changes made by Customer which are not provided to InterCept or which are not developed in consultation with InterCept and which are not compatible with subsequent Releases of the Software. Maintenance does not include on-site service or the installation of any Software or Hardware. If Customer requests on-site assistance, InterCept may provide such support and bill Customer at then current time and materials rates for such services.

7.8.  Delivery. The licenses granted to Customer under Section 7.1 shall become
      --------
immediately effective upon the delivery of the Software, and shall not be delayed or contingent based on installation, operation, or the delivery or completion of any services.

7.9.  Records. Customer agrees to maintain a record of the number and location
      -------
of all copies of the Licensed Products in its possession. Customer shall provide InterCept with a copy of such record upon InterCept's written request. Following prior written notice, InterCept or its designee shall have the right to enter Customer's premises during regular business hours in a non-disruptive manner for the purpose of inspecting the location and use of the Licensed Products, the compliance of Customer with the provisions of this Agreement, and the standard procedures of Customer regarding retention, safekeeping, and disposal of all media and materials pertaining thereto.

8.   Warranties

8.1.  Service Warranty. InterCept shall perform all services which it agrees to
      ----------------
perform pursuant to this Agreement and any Related Agreement in a workmanlike manner consistent with industry standards. If InterCept breaches such warranty, its sole obligation shall be to re-perform the services in question promptly and properly.

8.2.  Year 2000 Warranty. InterCept has tested all of its products and services
      ------------------
to verify compliance with year 2000 standards in accordance with the FFIEC Year 2000 Management Awareness publication dated May 5, 1997. InterCept warrants that all products and services provided by InterCept hereunder, including all software but not including third party hardware or software, shall operate in accordance with this Agreement and all warranties provided hereunder on dates occurring on and after January 1, 2000, and on all other critical dates identified by Customer's primary regulatory agencies, to the same extent that it operates prior to such date and without errors caused by such dates. InterCept is not responsible for any errors caused by improperly formatted or corrupted data received from or generated by Customer or any third party or any third party product interfaced to InterCept's products or services.

8.3.  Hardware. Customer acknowledges that any Hardware sold or leased hereunder
      --------
is produced by independent manufacturers. InterCept shall not be responsible for design or manufacturing defects, which shall be the sole responsibility of the manufacturer. If available, Hardware warranties will be those provided directly by the original

                                 Page 7 of 10                      CONFIDENTIAL
manufacturer. InterCept's liability to the Customer resulting from the performance of maintenance services is strictly limited to the return of Hardware to good operating condition and the repair of damaged or defective parts. Notwithstanding the foregoing, or section 6 above, InterCept shall not be responsible for repair, replacement or maintenance of Hardware due to damage caused by fire, water, lightening, power surge, other casualty, Acts of God, customer negligence, abuse or neglect, or the act or omission of any third party. The manufacturers of the Hardware have represented to InterCept that the Hardware is Year 2000 compliant. However, InterCept makes no representation or warranty whatsoever as to such compliance.

8.4.  Software. InterCept warrants for 90 days following implementation, that
      --------
the Software shall conform in all material respects with any program descriptions included in the associated Documentation and any written marketing materials provided by InterCept to Customer relating to such Software, and that the Software will operate on and in conjunction with the hardware provided by or specified by InterCept for use with such Software. InterCept does not warrant that the Software will operate without interruption or be error-free. In the event Customer discovers any non-conformance by the Software with the above warranty (a "defect"), Customer agrees to provide InterCept notice of such defect, and shall, upon InterCept's request provide such data and information regarding the defect as InterCept may require to recreate the defect. InterCept agrees, as its exclusive obligation for any breach of such warranty, to use its best efforts to correct reported defects. InterCept shall not be responsible for
(i) unreported defects, (ii) defects caused by misuse or abuse of the Software,
(iii) defects caused by use of the Software with hardware or software other than that approved by InterCept for use with the Software, or for (iv) Changes made other than by or with the express written authority of InterCept. Customer shall be limited to the warranties provided by third-party licensors or manufacturers with respect to third-party software or equipment that may be provided by InterCept. Following the 90 day warranty, Customer's recourse for failure and malfunctions of the Software shall be limited to the services and remedies provided under any software maintenance agreement then in effect.

8.5.  DISCLAIMER. EXCEPT AS PROVIDED IN THIS AGREEMENT AND ANY RELATED
      ----------
AGREEMENTS, INTERCEPT SPECIFICALLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LMUTED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

8.6.  LIMITATION OF LIABILITY. IN NO EVENT SHALL INTERCEPT BE LIABLE FOR ANY
      -----------------------
SPECIAL, INDIRECT INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE, OR INABILITY TO USE, ANY PRODUCTS PROVIDED OR LICENSED TO CUSTOMER HEREUNDER, FOR ANY FAILURE TO PROVIDE SERVICES, FOR ANY ERROR IN THE PROVISION OF PRODUCTS OR SERVICES TO CUSTOMER UNDER THIS AGREEMENT, OR ARISING OUT OF ANY OTHER CIRCUMSTANCES ASSOCIATED WITH THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION DAMAGES BASED ON LOSS OF PROFIT, LOSS OR INTERRUPTION OF DATA OR COMPUTER TIME, OR ALTERATION OR ERRONEOUS TRANSMISSION OF DATA, EVEN IF INTERCEPT IS ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES.

8.7.  LIABILITY CAP. INTERCEPT'S TOTAL LIABILITY TO CUSTOMER UNDER ANY PROVISION
      -------------
OF THIS AGREEMENT OR ANY RELATED AGREEMENT (WHETHER BASED ON TORT, CONTRACT, OR ANY OTHER THEORY), OTHER THAN CLAIMS BASED UPON THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF INTERCEPT, SHALL BE LIMITED TO THE AMOUNT ACTUALLY PAID BY CUSTOMER FOR THE PRODUCT OR SERVICE GIVING RISE TO THE LIABILITY WITH RESPECT TO PRODUCTS AND SERVICES FOR WHICH CUSTOMER PAYS MONTHLY OR PERIODICALLY, INTERCEPT'S LIABILITY SHALL BE LIMITED TO THE AMOUNT PAID BY CUSTOMER FOR SUCH PRODUCTS OR SERVICES IN THE 12 MONTH PERIOD IMMEDIATELY PRECEDING THE FACT OR CIRCUMSTANCE GIVING RISE TO SUCH LIABUITY. ALL DAMAGES SHALL BE REDUCED BY ANY AMOUNT RECEIVEID BY CUSTOMER UNDER ANY INSURANCE POLICY COVERING THE EVENT GIVING RISE TO THE LIABILITY. THE PARTIES ACKNOWLEDGE THAT EACH OF THEM RELIED UPON THE INCLUSION OF THIS LIMITATION IN CONSIDERATION OF ENTERING INTO THIS AGREEMENT.

8.8.  Third Party Products and Services. Unless otherwise expressly agreed,
      ---------------------------------
InterCept shall not be responsible for, does not warrant, and no warranties made hereunder or under any Related Agreement shall apply to, any product or service, including but not limited to hardware, software, or equipment, manufactured or provided by any third party. The provision of all such third party products and services shall be subject to the terms and conditions provided by such third party to Customer, if any. Except as otherwise expressly agreed with Customer, InterCept shall not under any circumstances be responsible for any products or services provided by any third party, including but not limited to transmission or communication errors, use or failure of hardware or equipment, use or failure of software, failure of delivery or courier services, or for any act, error, omission, or circumstance beyond InterCept's reasonable control.

9. Confidentiality. Each Party agrees at all times to maintain the complete confidentiality of the Confidential Information of the other. Neither Party shall permit or authorize access to, or disclosure of, the Confidential Information of the other to any person or entity other than its employees or advisors who have a "need to know" such information in order to enable such Party to exercise its rights or perform its obligations under this Agreement. Neither Party shall disclose or supply the Confidential Information of the other to any non-employee third party without the prior written approval of the other Party, which approval shall not be unreasonably withheld, provided the requesting Party can demonstrate a need for such disclosure in order to comply with its obligations hereunder.

                                 Page 8 of 10                      CONFIDENTIAL

Notwithstanding the foregoing, each Party may provide Confidential Information of the other to its Affiliates, contractors, and third party service or product suppliers to the extent reasonably necessary to provide or take advantage of the services to be provided to Customer hereunder, provided that such third party is advised of the disclosing Party's obligations of confidentiality hereunder, and the disclosing Party agrees that it shall remain primarily responsible for any misuse of such Confidential Information by such third party. Either Party may disclose portions of the Confidential Information of the other to the extent such disclosure is required by any rule, law, regulation, court, court order, or government or quasi-government agency, provided the Party required to make such disclosure notifies the other Party of the applicable legal requirements before such disclosure occurs and assists the other Party to obtain such protection as may be available to preserve the confidentiality of such information.

9.1.  Privacy of Consumer Financial Information. In accordance with the privacy
      -----------------------------------------
and security requirements of the Gramm-Leach-Bliley Act, 15 U.S.C. (S) 6801 et seq. and corresponding regulations, InterCept shall not disclose or use Confidential Consumer Information other than to carry out the purposes for which the Customer or its Affiliate disclosed, or authorized or caused the disclosure of, the information, including use or disclosure under an exception permitted under 12 C.F.R. (S)(S) 40.14 & 40.15, or as otherwise required by law. InterCept shall treat all Confidential Consumer Information with the same degree of care it accords to Nonpublic Personal Information supplied by others and will exercise reasonable care to prevent the inadvertent disclosure of such Confidential Consumer Information. "Confidential Consumer Information" shall mean any and all Nonpublic Personal Information (as defined by 12 C.F.R. (S)
40.3 (n)) provided by the Customer or any of its Affiliates (as defined by 12 C.F.R. (S) 40.d (a)), regardless of the form in which such information is disclosed to InterCept by or on behalf of the Customer or any such Affiliate. Customer shall be responsible for establishing and providing to its customers a statement of Customer's policies and practices with respect to the disclosure and protection of such nonpublic personal information.

10. Title. All user manuals, Documentation, and Software products supplied by InterCept and not identified as third party works are (i) copyrighted works protected by copyright laws, treaties, and conventions of the United States and
(ii) contain trade secrets and Confidential Information of InterCept protected under applicable law of the United States. InterCept retains all right, title, and interest in and to all such products, and all copyright, trade secret, patent and other intellectual property rights contained therein, subject only to the limited license granted to Customer in this Agreement or any Related Agreement. InterCept shall also exclusively own all changes, modifications, and additions to all such products, whether made by or on behalf of InterCept Customer, or their employees, agents or otherwise. To the extent that Changes, including all associated intellectual property rights, are not owned in their entirety by InterCept immediately upon their creation, Customer agrees to assign (and hereby automatically assigns) all right, title, and interest therein to InterCept, without any requirement of consideration or further documentation. Customer agrees to take such further action and execute such further documentation as InterCept may reasonably request to give effect to this Section.

11.    Patent and Copyright Indemnity

11.1.  Warranty. InterCept warrants that it owns or has all necessary rights in
       --------
all intellectual property necessary to grant Customer the right to use any products or services provided by InterCept to Customer.

11.2.  Infringement Claims. If a third party claims that any product or service
       -------------------
provided by InterCept to Customer infringes upon any patent, copyright, trade secret, or similar intellectual property right of any third party, and such claim would impair Customer's right to use such product or service under this Agreement InterCept shall (as long as Customer is not in default under this Agreement or any other agreement with InterCept) defend Customer against that claim at InterCept's expense and pay all damages awarded by a court in a final judgment, provided that Customer (i) promptly notifies InterCept in writing of any such claim, (ii) allows InterCept to control the defense and disposition of such claim, including any related settlement negotiations, and (iii) cooperates with InterCept, at InterCept's expense, in the defense of such claim.

11.3.  Remedies. If such a claim is made or appears possible, InterCept shall,
       --------
at its option, either (i) secure for Customer the right to continue to use the product or service in question, or (ii) modify or replace the product or service Software so it is non-infringing, but continues to provide the functionality which Customer contracted for. If InterCept cannot do either of the foregoing after reasonable effort, InterCept may refund a pro-rata portion of the fees paid for the infringing material.

11.4.  Exclusions. InterCept shall have no liability or obligation hereunder to
       ----------
the extent that any infringement is caused by or attributable to any modification, addition, or change to any product or service by anyone other than InterCept, or the combination, operation, or use of any software or other product or service with any hardware or software not approved in writing by InterCept. THIS SECTION STATES INTERCEPT'S ENTIRE OBLIGATION TO CUSTOMER WITH RESPECT TO MATTERS OF TITLE OR ANY CLAIM OF INFRINGEMENT THEREOF.

12.    Dispute Resolution and Arbitration

12.1.  Dispute Resolution. In the event of any claim, controversy, or dispute
       ------------------
between Customer and InterCept regarding this Agreement or any products or services to be provided by InterCept hereunder, the parties agree to negotiate in good faith toward resolution of the issue, and to escalate the dispute to senior management personnel in the event that the dispute cannot be resolved at the operational level. Disputes which cannot be resolved shall be submitted to binding arbitration under the following section.

12.2.  Arbitration. If the parties cannot resolve any claim, controversy, or
       -----------
dispute through good faith negotiation, including any dispute regarding the validity, construction, or enforcement of this Agreement, either Party may demand

                                 Page 9 of 10                      CONFIDENTIAL
that such matter be submitted to final and binding arbitration. The site of all arbitration proceedings shall be Atlanta, Georgia, unless InterCept and Customer agree in writing to another site. Issuance of an arbitration demand shall suspend the effect of any default entailed by such claim, controversy, or dispute and any judicial or administrative proceedings instituted in connection therewith, for the duration of the arbitration proceedings. Arbitration shall be governed by the commercial rules of the American Arbitration Association (the "AAA"). Arbitration shall be conducted by one arbitrator who shall be chosen by the AAA. The arbitrator or arbitrators shall determine whether a default has occurred, and shall deliver a decision specifying such remedy (including money damages) as shall (a) fully implement the intent and purposes of this Agreement and any Related Agreement (b) indemnify and hold harmless the non-breaching Party from all losses, costs, and expenses (including costs of arbitration and reasonable attorneys' fees) resulting from the default. Termination or limitation of either Party's rights in its software, hardware, or Confidential Information, or any associated intellectual property rights, may not be awarded under any circumstances. The right to demand arbitration and to receive damages and obtain other available remedies as provided hereunder shall be the exclusive remedy in the event an arbitration demand is made, except that each Party shall be entitled to obtain equitable relief, such as injunctive relief, from any court of competent jurisdiction in order to protect its rights in its hardware, software, trade secrets, documentation, Confidential Information, or any associated intellectual property rights while such proceeding is pending or in support of any award made pursuant to such arbitration. InterCept and Customer hereby consent to the enforcement in the courts of the United States of any arbitral judgment or award rendered pursuant to this Section.

13.    General

13.1.  Good Faith. Each Party agrees to perform its obligations as set forth in
       ----------
this Agreement in good faith and in a prompt and reasonable manner. All objections and complaints shall be made in good faith, and the parties agree to work together to resolve a issue and disputes within the framework and according to the terms of this Agreement.

13.2.  Notice. All notices, requests, and other communications required or
       ------
permitted to be given or delivered hereunder to either Party must be in writing, and shall be personally delivered, sent by certified or registered mail, postage prepaid and addressed, by overnight courier such as FedEx, by fax, or by email to such Party at the address shown on the first page of this Agreement, or at such other address as has been furnished by notice given in compliance with this section. All notices, requests, and other communications shall be deemed to have been given upon delivery as evidenced by return receipt, courier records, or fax confirmation.

13.3.  Assignment. Neither Party may assign, transfer, or delegate its rights or
       ----------
obligations hereunder without the other Party's prior written consent except that this Agreement may be assigned without consent to any successor in interest to all or substantially all of the business or assets of the assigning Party.

13.4.  Waiver. The failure of either Party to enforce any term of this Agreement
       ------
shall not constitute a waiver of either Party's right to enforce every term of this Agreement.

13.5.  Enforcement. If either Party brings an action under this Agreement
       -----------
(including appeal), the prevailing Party shall be entitled to recover reasonable attorneys' fees and costs.

13.6.  Indemnification. Subject to Section 8, InterCept and customer shall
       ---------------
indemnify and hold harmless the other Party against all claims, liabilities, losses, damages, and causes of action relating to (i) personal injury or property damage arising out the intentional or negligent acts or omissions of the Party in the course of performance under this Agreement or any Related Agreement and (ii) the provision of intellectual property under this Agreement or any Related Agreement.

13.7.  Severability. If any provision of this Agreement be held by a court of
       ------------
competent jurisdiction or arbitration authority to be unenforceable, the remaining provisions of this Agreement shall not be affected or impaired thereby.

13.8  Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE
      -------------
OF GEORGIA WITHOUT REGARD TO ITS CHOICE OF LAW RULES.

13.9  Force Majeure. Neither Party shall be in default for failing to perform
      -------------
under this Agreement (other than a failure to make payment when due or to comply with restrictions upon the use of the products and services) if such failure arises out of any act, event or circumstance beyond the reasonable control of such Party, whether or not predicted or foreseeable. The Party so affected will resume performance as soon as reasonably possible.

13.10  Headings and Caption. The headings and captions of this Agreement are
       --------------------
inserted only as a matter of convenience and in no way limit the scope or affect the meaning of any section.

13.11  Employees. Neither Party shall hire or solicit for hire or engage as an
       ---------
independent contractor any employee of the other during the term of and for one year after the termination of this Agreement, without the express written consent of the other Party.

13.12  Amendment; Conflict. This Agreement constitutes the entire agreement
       -------------------
between the Parties and may not be modified or amended except in writing signed by both Parties. All Related Agreements are incorporated into and made part of this Agreement and are subject to the general terms and conditions herein. In the event that these general terms and conditions conflict with any term or condition set forth in any Related. Agreement, the term or condition set forth herein shall control unless otherwise specified by the Parties.

13.13  Counterparts. This Agreement may be executed in one or more counterparts,
       ------------
each of which shall be deemed an original, and which when taken together shall constitute one complete instrument.


                               Page 10 of 10                        CONFIDENTIAL

                        DATA PROCESSING SERVICES ORDER

InterCept agrees to provide Customer with the following Data Processing Services. The following terms and conditions are in addition to the terms and conditions of the Master Agreement and General Terms and Conditions attached thereto. The Parties agree that this Order is incorporated into and made part of the Master Agreement, and is subject to the General Terms and Conditions contained therein. In the event that these terms and conditions conflict with any term or condition set forth in the Master Agreement, the term or condition set forth in the Master Agreement shall control unless otherwise specified in writing by the Parties.

                                      ***

                         Data Processing Services Order

This Data Processing Services Order is effective upon execution by both parties. The term of this Order is 60 months (5 years), which shall commence upon the date indicated below (the "Term Commencement Date"):


 [X]  Date of five conversion

 [ ]  Date of renewal of an existing Data Processing Services Order
 [ ]  Date specified by the Parties:
                                    ----------------

The term of this Order shall be extended automatically for additional terms unless, at least 180 days prior to such automatic extension, either party shall deliver written notice upon the other of its intention that such Processing Services shall not be so extended, in which case the Data Processing Services shall continue through the remaining term but shall not be extended absent written agreement by both Parties.

The attached Data Processing Proposal contains a description of Fees and Services.

1. Definitions. Capitalized terms shall have the following meanings. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the General Terms and Conditions.

1.1  "InterCept System" means the hardware and InterCept software used by
      ----------------
InterCept to provide the Processing Services hereunder.

1.2  "Processing Services" means the bank and account processing and other
      -------------------
services to be provided by InterCept hereunder and identified on the description of services attachment.

2.  Services.

2.1  Data Processing. InterCept agrees to furnish to Customer and Customer
     ---------------
agrees to obtain from InterCept the Processing Services for the term set forth herein. Customer may obtain additional products and services offered by InterCept at InterCept's then current prices for such services.

2.2  Data Retention.  InterCept shall retain data for 60 days following
     --------------
processing, and may destroy all data thereafter, or as otherwise mandated by regulatory guidelines and requirements.

6.2  Fees.  Customer agrees to pay the fees for such services as set forth
     ----
herein.


3.  Data Conversion and Transmission.

3.1  Data Conversion.  Prior to the date that services are to commence,
     ---------------
InterCept shall provide the programming and mapping required to convert Customer's account and other data into a format compatible with the InterCept System. Customer agrees to cooperate with InterCept as reasonably necessary for InterCept to complete the conversion process. Among other things, Customer shall deliver conversion input information, in its entirety, in a mutually acceptable medium, as and when the parties agree.

3.2  Data Review.  InterCept shall notify Customer upon the completion of data
     -----------
conversion. Customer agrees to review and check the converted data within 10 days following such notice and provision of the data files to Customer. InterCept reserves the right to postpone conversion of Customer's information files if Customer is late in delivering its conversion input information or if any other circumstances arise that might jeopardize the successful completion of Customer's information conversion or the processing of the following days transactions for any other customers of InterCept.

3.3  Data Transmission.  Customer shall provide all data for input to the
     -----------------
InterCept System for processing in a format and manner, and within the required time frame, for proper overnight processing. Customer shall determine and be responsible for the authenticity and accuracy of all information and data submitted to InterCept, and for confirming the accuracy of data and reports received from

                        Page 1 of 5                                 CONFIDENTIAL

InterCept. Customer shall review all reports furnished by InterCept within 5 days for accuracy, shall notify InterCept of all discrepancies or out of balance reports, and work with InterCept to reconcile any out of balance conditions. If data is to be transmitted from multiple sources, InterCept will not begin processing until all data has been received. The Customer is also responsible for retention and backup of all data and processing records provided by InterCept.

4. Source Code. InterCept will deposit the most current version of the source code for the Software with an independent escrow agent. In the event that InterCept (i) ceases to do business; (ii) makes a composition or assignment for the benefit of creditors; (iii) becomes bankrupt or insolvent; or (iv) is found subject to any provisions of the bankruptcy code concerning involuntary bankruptcy or similar proceeding, Customer shall have the right to obtain, for its own sole and exclusive use for the sole purpose of maintaining and supporting the Software, with no right of transfer, a single copy of such source code from the escrow agent upon payment of $100.00, plus actual duplication and shipping costs, and subject to the terms of this Order.

5. Disaster Recovery. InterCept has in place a disaster recovery plan designed to minimize, but not eliminate, risks associated with a disaster affecting the InterCept System and the Processing Services. InterCept does not warrant that service will be uninterrupted or error free in the event of a disaster. Customer is responsible for adopting a disaster recovery plan relating to disaster's affecting Customer's facilities and for securing business interruption insurance or other insurance necessary for Customer's protection. InterCept shall maintain adequate backup procedures including storage of duplicate record files as necessary to reproduce Customer's records and data. In the event of a service disruption due to reasons beyond InterCept's control, InterCept shall use diligent efforts to mitigate the effects of such an occurrence. Per section 2.5.c of the Master Agreement, Customer may review InterCept's disaster recovery plan. InterCept shall provide to Customer a copy of the results from the most recent test of the disaster recovery plan upon request.

6.  Service Performance Standards.

6.1 Percentage Up Time.  InterCept shall ensure that the InterCept System and
    ------------------
the Processing Services are available for daily processing tasks 98% of the time each month during regular hours of operation as set forth below. InterCept will also be responsible for ensuring the InterCept System has a reasonable end user response time.

6.2  Hours of Operation.
     ------------------

(a) The System will be staffed 8:00 a.m. to 8:30 p.m. Eastern Standard Time, Monday through Friday. The System will not be attended on Saturdays, Sundays, or on the holidays observed by the Federal Reserve Bank, including the following:

     New Year's Day                President's Day
     Martin Luther King Day        Thanksgiving Day
     Memorial Day                  Christmas Day
     Independence Day              Columbus Day
     Labor Day                     Veteran's Day

(b) InterCept shall ensure that stand-by paging service will be available to Customer at all other times.

(c) Other than during nightly batch processing and required system maintenance, InterCept agrees to provide on-line access 24 hours a day, 7 days a week.

6.3  Extension of Hours.  InterCept will use its best efforts to accommodate
     ------------------
requests for exceptions or extensions of the hours of operation. These hours may be modified based on dependencies with reporting files required to be sent to other servicing organizations.

6.4  Exclusions.  InterCept shall not be responsible for (i) telecommunications
     ----------
failures, (ii) service interruptions beyond InterCept's control, (iii) delay or failure of any third party courier or delivery service, or (iv) failure of any third party vendor to deliver information, files, magnetic media, products, support or services, or other materials required for InterCept to provide services hereunder.

6.5  Service Performance and Standards Remedy.  Notwithstanding section 4.2 of
     ----------------------------------------
the Master Agreement, InterCept and Customer agree that the following provision represents the Customer's sole and exclusive remedy for InterCept's failure to meet any service performance standard.

If InterCept or the InterCept System fails to meet the percentage up-time and performance standards specified above and such failure is not the result of a Customer error or omission, any act, failure or omission of any third party, or any other circumstance beyond InterCept's control, Customer shall notify InterCept immediately in writing specifying the performance standard(s) not met and the nature of the deficiency. Within 15 days of receipt of such notice, InterCept shall establish and provide Customer in writing with an action plan to meet the service performance standard(s). Upon expiration of such 15-day period, InterCept shall have 30 days to bring its performance to the percentage/standard specified in the relevant service performance standard. InterCept shall report the nature and status of its efforts at the end of such period. Should InterCept's performance remain below the applicable standard after such 30-day period, InterCept shall have an additional 60 days to correct the situation and bring the affected performance up to the standard. During this period, Customer will be provided with a 15% reduction in the monthly InterCept invoice for each month that the performance standard(s) remain deficient. Should InterCept's performance remain below the service standards following all such periods, Customer may elect to either (i) provide InterCept with additional time to improve the affected standard, during which time Customer will receive

                        Page 2 of 5                                 CONFIDENTIAL
a 15% reduction in the monthly InterCept invoice, or (ii) terminate the service agreement by giving InterCept written notice of termination. Such termination shall be without penalty or any charge to Customer other than charges for service fees incurred prior to the effective date of termination.

6.6  Time Schedules.  Customer and InterCept shall establish a mutually
     --------------
agreeable time schedule for the receipt and delivery of work. Customer acknowledges that such time schedule will be constrained by limitations outside of InterCept's control such as but not limited to the courier service provided by the customer, Federal Reserve cutoff times, the Customer's account processing deadline requirements, the quantity and quality of the Customer's transactions, and the backup and maintenance of the InterCept System.

7.  Problem Reporting and Resolution.

7.1  Problem Reporting.  Customer is responsible for reporting problems to
     -----------------
InterCept's customer service or operations staff at the contact numbers or addresses provided by InterCept from time to time.

7.2  Problem Response.  InterCept shall respond to each reported problem
     ----------------
promptly based on the severity of the problem and its effect on Customer's operations. InterCept shall use reasonable commercial efforts to either resolve each problem or provide Customer with information to allow Customer's personnel to address the problem. In the event the resolution of a reported problem which materially impacts Customer's operations will carry-over to the next business day, InterCept will provide Customer with a staus report for the problem and an estimate of the resolution time and course, if possible.

8. Insurance. InterCept shall maintain fidelity bond coverage for dishonest acts committed by InterCept's personnel. InterCept shall maintain insurance covering hazards, including losses caused by fire, disaster, and other events that may interrupt normal service. InterCept shall maintain insurance covering Errors and Omissions. Such coverage's shall be in amounts as determined by InterCept. Upon request, InterCept shall furnish Customer with applicable certificates of insurance.

9. Third Party Audit. InterCept shall provide to Customer a copy of any third party service audits of the records of InterCept upon request and payment by Customer of a reasonable and customary charge. If requested, InterCept shall also provide to Customer annual audited financial information regarding the Customer at no charge.

10. Termination. Notwithstanding sections 4.2 and 4.3 of the Master Agreement, InterCept and Customer agree as follows:

10.1  Termination by Customer.
      -----------------------

   (a) Customer may terminate this Order at any time upon 30 days written notice accompanied by a cancellation fee. If Customer pays for the Processing Services on a monthly basis, then such cancellation fee shall be 80% of the average monthly fee for such service invoiced to or due from Customer for the previous six months (or for all prior months if this Order has been in effect or InterCept has been providing the Processing Services for less than six months) multiplied by the number of months remaining in the then current term. If the payment period is quarterly, then the cancellation fee shall be 80% of the average of the two previous quarterly payments multiplied by the number of payment periods remaining. If the payment period is annual, then the fee shall be 80% of the previous annual fee multiplied by the number of payment periods remaining, including partial periods. In addition to the cancellation fee, Customer shall pay immediately all previously invoiced and overdue amounts.

  (b) Customer may terminate this Order upon the occurrence of any of the following (i) InterCept's material breach of any provision of this Order if InterCept has not cured or initiated adequate steps to cure such breach or failure within 30 days following written notice of such breach or failure to InterCept; or (ii) InterCept ceases to do business, makes a composition or assignment for the benefit of creditors, becomes bankrupt or insolvent, or is found subject to any provisions of the bankruptcy code concerning involuntary bankruptcy or similar proceeding. If any breach or failure materially affects Customer's ability to conduct its operations in accordance with safe and sound banking practices or materially affects Customer's ability to service its customers, then such notice period shall be shortened to 10 business days. Termination may be immediate or at a future date to allow for a conversion to an alternate product or service provider. In no event shall InterCept be responsible for Customer's costs associated with identification, selection, engagement, or implementation of a replacement vendor.

10.2  Termination by InterCept.  InterCept may terminate this Order upon the
      ------------------------
occurrence of any of the following: (i) 180 days written notice at the end of the term as set forth in this Order; (ii) Customer's material breach of any provision of this Order if the Customer has not cured or initiated adequate steps to cure such breach or failure within 30 days following written notice of such breach or failure to Customer; or (iii) Customer fails to pay any fee or charge when due. Customer agrees to pay the cancellation fee set forth in section 10.1 if this Order is terminated pursuant to (ii) or (iii) above.

11.  Communications.

11.1  Responsibility.  Customer shall bear all risk of loss or damage to items,
      --------------
records, other input data, or Reports and other output data during communication or delivery of such data between the Customer's office and the InterCept System. Customer shall be responsible for and shall pay all charges related to communications between Customer and the InterCept System.

                        Page 3 of 5                                 CONFIDENTIAL

11.2  Equipment Compatibility.  Customer agrees that it is responsible for all
      -----------------------
communications between Customer and the InterCept System. When communicating with, or transferring data to, or receiving data from, the InterCept System, Customer shall, at its own cost and expense, use and maintain only such terminals, modems and other hardware, firmware and software (herein collectively referred to as the "Equipment") as may be compatible with the systems and communications networks of the InterCept System. The Customer's Equipment must be completely compatible with the systems and communications networks of the InterCept System and, if requested by InterCept, Customer shall be responsible for providing sufficient information about the Equipment to InterCept and for performing adequate tests to demonstrate that the Equipment is in good working order and completely compatible with the systems and communications networks of the InterCept System.

11.3  Establishing and Maintaining Communications.  Unless otherwise agreed by
      -------------------------------------------
the parties, InterCept shall schedule and arrange for the communications services, including communications equipment installation, with the communication provider. Customer shall be responsible for paying all charges imposed by the provider of the communications equipment, such as the telephone company, for the Equipment installation, as well as for any charges for additional connections or changes to locations or future services. InterCept shall not be responsible for the reliability or continued availability of the telephone lines, communications facilities, or electrical power used by Customer in utilizing the Processing Services provided by InterCept hereunder. InterCept will cooperate with communications vendors as appropriate so that communications between Customer and the InterCept System function properly.

11.4 Communications Network Security. Customer will have installed a Microsoft
------------------------------------
NT and Frame Relay based network, which may be provided by InterCept under separate contract or may be provided by the Customer. Customer is responsible for all physical security of Equipment and communication lines at Customer facilities. Customer is responsible for creating and maintaining all applicable policies and procedures relating to security such as requiring authentication that limits access to authorized users only. Customer is responsible for creating and maintaining all Microsoft NT system logons as well as monitoring those logons through audit capabilities as provided by Microsoft. Customer is responsible for creating and maintaining all InterCept PC BancPAC application logons as well as monitoring those logons through audit capabilities as provided by PC BancPAC. InterCept is responsible for all physical and systems security for equipment and communication lines located in their facilities.

12. Deconversion. Upon Customer's request, InterCept shall furnish one test set and one live set of Customer's data files as of the date specified by the Customer in InterCept's standard machine readable format form along with such information as is reasonable and customary to enable Customer to deconvert from the InterCept System. Requests for media or format other than that stated above may be available for additional charges. Customer files will be delivered provided that Customer consents, agrees, and authorizes InterCept to retain Customer's files until (i) InterCept has been paid in full for all fees for all services provided hereunder through the date such files are returned to Customer, and InterCept has been paid any and all other amounts that are due or will become due under this Order, including, but not limited to, data communication lease obligations, if any; (ii) InterCept has been paid its then current time and materials rates for de-conversion assistance, which is equal to the greater of $10,000 or the two month fee for Data Processing Services as set forth herein, (iii) if this Order is being terminated, InterCept has been paid any applicable termination and cancellation fee pursuant to this Order or Master Agreement, and (iv) Customer has returned to InterCept all InterCept Confidential Information requested by InterCept. Upon Customer's approval, InterCept shall be permitted to destroy customer's files and data any time after 60 days from the final use of such files for processing.

                        Page 4 of 5                                 CONFIDENTIAL

Each of InterCept and Customer has agreed to these terms and conditions as of the date set forth below:


Customer:                                     The InterCept Group, Inc.:


By:  /s/  Ronnie Austin                       By: /s/ Todd Shiver
   --------------------                          ----------------
Ronnie Austin                                 Todd Shiver
-----------------------                       -------------------
Print Name                                    Print Name


President                                     Vice President
-----------------------                       -------------------
Print Title                                   Print Title

12-17-01                                      12/17/01
-----------------------                       -------------------
Date                                          Date

                        Page 5 of 5                                 CONFIDENTIAL

                          DATA PROCESSING PROPOSAL FOR
                          United Commercial Bank - 10
                                  Atlanta, GA
                                    12/12/01

------------------------------------------------------------------------------------------
Description                                                        Qty    List      Ext.
==========================================================================================

Initial Investment
==========================================================================================
BancPac Implementation Management, Parameter Setup and Training      1   $10,000   $10,000
IPS Fixed Asset Software Single User                                 1   $ 1,500   $ 1,500
                                                                                   -------
Total Initial Investment                                                           $11,500
                                                                                   =======

Monthly Data Processing Fee
==========================================================================================
Monthly Per Account Fee                                              -   $ 0.410   $     -
Includes DDA, Savings, CD's, Loans, GL, Safety Deposit Box

Monthly Per CIF Record Fee                                           -   $ 0.205   $     -

Total Monthly Data Processing Fee
                                                                                   -------
                                                                                   $     -
                                                                                   =======

Minimum Monthly Data Processing Fee
==========================================================================================
Months 1 - 12                                                                       $  500
Months 13 - 24                                                                      $1,000
Months 25 - 36                                                                      $2,500
Months 37 - 48                                                                      $2,750
Thereafter                                                                          $3,250


Summary List of BancPac Features
==========================================================================================

Customer Information File

Demand Deposit Accounts:                                      Loans:
     Checking                                                     Add-Ons
     NOW                                                          Simple Interest
     Money Market                                                 Line of Credit
     Savings                                                      Home Equity Loans
     Club
     Certificates of Deposit

Integrated General Ledger and Financial Management
Enterprise Information System with Key Ratios

Individual Retirement Accounting                        Cash Sweep Accounts
Safe Deposit Box Processing                             Executive/Tickler Reminder System
Automatic Funds Transfer System                         ACH Interface
Account Analysis                                        Signature Card Imaging Module
Overdraft Protection                                    Report Writer


                        Page 1 of 1                                 CONFIDENTIAL

                      ELECTRONIC FUNDS TRANSFER SERVICES
                                   ORDER FOR
                             United Commercial Bank
                                  Atlanta, GA
                                    12/12/01

InterCept agrees to provide Customer with the following products and services described below. The following terms and conditions are in addition to the terms and conditions of the Master Agreement and General Terms and Conditions. The Parties agree that this Agreement is incorporated into and made part of the Master Agreement, and is subject to the General Terms and Conditions contained therein. In the event that these terms and conditions conflict with any term or condition set forth in the Master Agreement, the term or condition set forth in the Master Agreement shall control unless otherwise specified in writing by the Parties.
                                      ***

                    Electronic Funds Transfer Services Order

This Electronic Funds Transfer Services Order is effective upon execution by both parties. The term of this Order is 5 years, which shall commence upon the date indicated below (the "Term Commencement Date"):

  [X] The first day of the first full month during which the services are provided.

  [ ] Date of renewal of an existing Electronic Funds Transfer Services Order

  [ ] Date specified by the Parties: _______________________

The term of this Order shall be extended automatically for additional terms unless, at least 180 days prior to such automatic extension, either party shall deliver written notice upon the other of its intention that such Services shall not be so extended, in which case the Services shall continue through the remaining term but shall not be extended absent written agreement by both Parties.

DESCRIPTION OF SERVICES:
     For ATM Services see the attached ATM SERVICES DESCRIPTION.
     For Debit Services see the attached DEBIT SERVICES DESCRIPTION.

ADDITIONAL TERMS AND CONDITIONS
-------------------------------

 . Intercept will not be held responsible for any settlement issues or efficiencies not reported to Intercept within 48 hours of settlement date.

 . Notwithstanding any provision herein to the contrary, InterCept specifically reserves the right to adjust at any time pass through costs, telecommunications, and other outside InterCept costs directly associated with providing the services described in this Agreement, when incurred by InterCept. InterCept will send a statement of the compensation due at the end of each month and Customer shall make payment thereof within fifteen (15) days of the billing date.

 . InterCept shall have the right to set off against Customer's account(s) any indebtedness which Customer owes InterCept, at any time before or after the termination of this Agreement or extension(s) hereof without further notice to or demand on Customer and whether the indebtedness to InterCept is now existing or hereafter arises.

 . Notwithstanding any provision herein to the contrary, if the Customer terminates this Agreement prior to its expiration date, the parties hereto acknowledge that InterCept will suffer a substantial loss and/or damages that are difficult or impossible of accurate estimation. Accordingly, in an effort to liquidate in advance the sum that should represent the loss or damages which would be actually sustained by InterCept, as a result of any such early termination by Customer of any services provided by this Agreement or any Addendum made a part hereof, Customer shall give InterCept one hundred twenty
   (120) days advance written notice and thereafter shall pay InterCept an amount equal to eighty (80%) percent of the "Estimated Remaining Service Fees" for the service(s) being discontinued. Such fees shall be calculated by multiplying the average monthly service fees received by InterCept for the three (3) months immediately preceding notice of early termination by the number of months remaining under the term of this Agreement. The parties agree that such amount is a reasonable estimate of damages InterCept will incur in the case of such early termination and is liquidated damages and not a penalty.

 . Customer agrees InterCept will be the sole provider of these services during the term of this agreement and any and all subsequent terms.

 .  Before signing, pricing is guaranteed for 45 Days from the above date.

 . Pricing does not include applicable taxes, travel expenses and shipping charges.

14EFFORDER                         Page 1 of 2                      CONFIDENTIAL

                       ELECTRONIC FUNDS TRANSFER SERVICES
                                   ORDER FOR
                             United Commercial Bank
                                  Atlanta, GA
                                    12/12/01

Each of InterCept and Customer has agreed to these terms and conditions as of the date set forth below:

Customer:                              The InterCept Group:

By: /s/Ronnie Austin                   By:  /s/ Todd Shiver
    ------------------                      -----------------


Ronnie Austin                          Todd Shiver
----------------------                 ----------------------
Print Name                             Print Name

President                              Vice President
----------------------                 ----------------------
Print Title                            Print Title

12-17-01                               12/17/01
----------------------                 ----------------------
Date                                   Date

This document and the information contained therein are CONFIDENTIAL and provided to Customer for internal use only. The document and information may not be distributed or viewed by any third party without the written permission of The InterCept Group, Inc.



14EFTORDER                         Page 2 of 2                      CONFIDENTIAL

--------------------------------------------------------------------------------------------------------------------------
                                                 United Commercial Bank-IO
                                                         Dallas, GA
                                              Card Issue Only Service Proposal
--------------------------------------------------------------------------------------------------------------------------

                                                 EFT Services One-Time Fees

Installation (Card Issue Only)                                                                                   $2,995.00*
Turn Key Investment                                                                                               Included
Coordination of Full Implementation                                                                               Included
Network Programming Interface                                                                                     Included
On-Site Preconversion Training                                                                                    Included
On-Site Conversion Training                                                                                       Included
G/L Balancing Training                                                                                            Included
Network Applications/Initial Paperwork                                                                            Included

Software Cost                                                                                                    $  595.00
Administrative Terminal Software
Transmit/receive Software may be required and is the responsibility of the financial institution

Network Fees Initial Implementation
Cirrus Direct                                                                                                    $1,500.00
Plus Duality                                                                                                     $  500.00
Maestro                                                                                                          $  500.00
InterCept Switch (Payable directly to InterCept Switch)                                                             N/A

Cards (Fixed One-time Fees)
Set up Fee (First Card Type)                                                                                     $  195.00
Set up fee (Each Additional Card Type) ($95.00 If Used)
Set up fee (Telepin) ($95.00 If Used)
Sub-Total One-time EFT Fees                                                                                      $6,285.00
                                                 MasterMoney Services One-time Fees
Affiliate Member
Conversion:
Implementation and Training                                                                                      $1,000.00
Membership                                                                                                       $  500.00
Sponsorship Fee                                                                                                  $  200.00
Sub-Total One-time MasterMoney Fees                                                                              $1,700.00

Total Fixed One-time Fees                                                                                        $7,985.00
                                               Other One-time Considerations
Data Communications
Our communications management division, will render monthly data communication invoices.
  All pricing will include the data line, equipment, maintenance, and monitoring.
  All data Communications may be reviewed annually and adjusted if necessary.
Cards (The Following fee are pass through from card vendor chosen by customer)
Card Artwork                                                                                                     $  300.00
Card Stock                                                                                                        By Quote
Card Gloves (generic) (each)                                                                                     $    0.10
--------------------------------------------------------------------------------------------------------------------------

                                                       EFT Services Fixed Monthly Fees

Monthly Processing Fees (Card Issue Only)                                                                        $  480.00*
Card Management Service                                                                                           Included
Card Issue Service                                                                                                Included
One Network Interface - Cirrus                                                                                    Included
Authorization/Positive File                                                                                       Included
PIN-Based Transaction Attempts ($.10 each) (minimum of $100)                                                     $  100.00
Sub-Total Monthly EFT Fees (*Includes 20% PCBP Discount)                                                         $  580.00
--------------------------------------------------------------------------------------------------------------------------


                                                    MasterMoney Services Monthly Fees
-------------------------------------------------------------------------------------------------------------------------------
Affiliate Member
Base Processing:
Months 1-12                                                                                                           $  100.00
Months 13-24                                                                                                          $  200.00**
Months 25 - Term                                                                                                      $  250.00**
Lost/Stolen Card Service (includes 3 per month)                                                                       $   25.00
**If average monthly dollar volume for the previous twelve months is equal to or greater than $50,000, processing fee will be waived.
Sub-Total Monthly MasterMoney/Visa Check Fees                                                                         $  125.00
-------------------------------------------------------------------------------------------------------------------------------

                                                     EFT Services Additional Monthly Fees

InterCept Switch Network Connect Monthly Fee                                                                          Waived
Maestro Network Connect Monthly Fee                                                                                   $  100.00
Plus/Visa Network Connect Monthly Fee                                                                                 $  100.00
Sub-Total Fixed Monthly Fees                                                                                          $  200.00

Total Fixed Monthly Fees                                                                                              $  905.00
-------------------------------------------------------------------------------------------------------------------------------
                                                   Other Monthly Considerations

Ability to Order Cards More than Once per Week*
Ordering One (1) time per Week                                                                                        Included
     Ordering Two (2) times per Week                                                                                  $   40.00
     Ordering Three (3) times per Week                                                                                $   80.00
     Ordering Four (4) times per Week                                                                                 $  120.00
     Ordering Five (5) times per Week                                                                                 $  160.00
Additional Network Support (each) (After Conversion)                                                                  $  100.00
Reprints of Reports (each report)                                                                                     $   35.00
Cardholder Reports                                                                                                    $   50.00
ATM Card Issuance (each)                                                                                              $    1.35
Debit Card Issuance (each)                                                                                            $    1.55
Telepin (per transaction)                                                                                             $    0.50
Shipping/postage                                                                                                      Pass Thru

National Network Annual Fees
Cirrus
$30 per million on deposit.  $1000.00 minimum $2500 maximum
Billed Monthly (83.33 - 208.33)

MasterMoney Miscellaneous Fees
Chargebacks (each)                                                                                                    $   15.00
Lost/Stolen Cards Over 3 (each)                                                                                       $   12.00
Affiliate Members: Annual BIN Fee                                                                                     $  100.00
*MasterCard and Other Services:  The Affiliate Member will be responsible for all MasterCard fees and any other costs not specified within this contract.

Miscellaneous Installation Fees** (After Initial Conversion)
Additional training after Conversion (per hour, 4 hour minimum)                                                       $  100.00
Additional Software Installation (per hour, 4 hour minimum)                                                           $  100.00
Additional Dedicated ATM Installation                                                                                 $  500.00
Additional Dial-up ATM Installation                                                                                   $  250.00
Additional Network Implementation                                                                                     $  500.00

Notes:
50% of installation fees due at execution of this entire Addendum, including, but not limited to, this Addendum and 50% due at completion of the installation.
**100% due at execution of this Addendum or when an order is placed for any additional service.
MasterMoney Compensation
Affiliate Member
Member will receive 30% of the interchange revenue.
-------------------------------------------------------------------------------------------------------------------------------

                IMAGE/TRADITIONAL ITEM PROCESSING SERVICES ORDER

  InterCept agrees to provide Customer with the following Item Processing Services. The following terms and conditions are in addition to the terms and conditions of the Master Agreement and General Terms and Conditions attached thereto. The Parties agree that this Order is incorporated into and made part of the Master Agreement, and is subject to the General Terms and Conditions contained therein. In the event that these terms and conditions conflict with any term or condition set forth in the Master Agreement, the term or condition set forth in the Master Agreement shall control unless otherwise specified in writing by the Parties.

                                      ***
                         Item Processing Services Order

This Item Processing Services Order is effective upon execution by both parties. The term of this Order is 60 months (5 years), which shall commence upon the date indicated below (the "Term Commencement Date"):

     [X]  Date of live conversion

     [ ]  Date of renewal of an existing Item Processing Services Order

     [ ]  Date specified by the Parties:

The term of this Order shall be extended automatically for additional terms unless, at least 180 days prior to such automatic extension, either party shall deliver written notice upon the other of its intention that such Processing Services shall not be so extended, in which case the Item Processing Services shall continue through the remaining term but shall not be extended absent written agreement by both Parties.


1. Definitions. Capitalized terms shall have the following meanings. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the General Terms and Conditions.

1.1  "InterCept System" means the Hardware and Software used by InterCept to
      ----------------
provide the Processing Services hereunder.

1.2  "Processing Services" means the Image/Traditional processing and other
      -------------------
services to be provided by InterCept hereunder and Identified in the "IMAGE/TRADITIONAL ITEM PROCESSING DESCRIPTION OF SERVICES" attachment.

2.  Services.

2.1  Item Processing. InterCept agrees to furnish to Customer and Customer
     ---------------
agrees to obtain from InterCept the Processing Services for the term set forth herein. Customer may obtain additional products and services offered by InterCept at InterCept's then current prices for such services. In the performance of Item Processing Services, InterCept accepts no liability for the payment of fraudulent, postdated, or otherwise improper documents.

2.2  Data Retention. All Data provided to or from InterCept for Customer or on
     --------------
behalf of Customer involving any third party shall be retained for 60 days following processing, and may be destroyed thereafter, or as otherwise mandated by regulatory guidelines and requirements. If image services are provided under this agreement then images shall be retained by InterCept for the lesser of the term of this agreement or as otherwise mandated by regulatory guidelines and requirements.

2.3 Fees. Customer agrees to pay the fees for such services as identified on the
    ----
"IMAGE/TRADITIONAL ITEM PROCESSING FEES" attachment. If overtime and/or special handling is requested by Customer or is required because of delays not caused by InterCept, Customer agrees to pay InterCept at its then current rates for overtime and/or special handling for production operations and for any associated out-of-pocket expenses.

3. Data Transmission. Data Transmission refers to data in electronic or physical form.

3.1 Time Schedule. Customer and InterCept shall establish a mutually agreeable
    -------------
Time Schedule for the receipt and delivery of work. Customer acknowledges that such Time Schedule will be constrained by limitations outside of InterCept's control such as but not limited to the courier service provided by Customer, Federal Reserve, cutoff times, Customer's account processing deadline requirements, and the quantity and quality of the Customer's documents.

3.2 Data Transmission. Customer shall provide all data for input to the
    -----------------
InterCept System for processing in a format and manner, and within the Time Schedule, for proper processing. Customer shall be responsible for the authenticity, accuracy, reconstruction capability and delivery of all information and data submitted to InterCept, and for confirming the accuracy of transaction items received from InterCept. All transaction items received by

                                  Page 1 of 4                      CONFIDENTIAL

InterCept are to be deemed approved by Customer. Any error in transaction items is the sole responsibility of Customer. The Customer is responsible for retention and backup of all data and processing records provided to and by InterCept.

4.  Communications.

4.1  Equipment Compatibility. Customer agrees to use and maintain only
     -----------------------
terminals, modems, and other Hardware, firmware, and Software (collectively, the "Equipment") compatible with the InterCept System. If requested by InterCept, Customer shall provide sufficient information about the Equipment to allow InterCept to perform tests to demonstrate the compatibility of the Equipment to the InterCept System. Customer shall upgrade Equipment to maintain efficiency and compatibility with the InterCept System at the request of InterCept.

4.2  Establishment of Communications Service. Unless otherwise agreed by the
     ---------------------------------------
Parties, InterCept shall schedule and arrange for the communications services, including the Equipment installation, with the communications provider. Customer shall be responsible for paying all charges for the purchase and installation of Equipment, as well as any charges for additional connections or changes to locations or future services. InterCept is not responsible for the reliability or continued availability of the telephone lines, communications facilities, or electrical power used by Customer.

4.3  Risk of Loss. Customer shall bear all risk of loss or damage to items,
     ------------
records, or other input data, or reports and other output data during communication or delivery of such data between Customer and InterCept. Customer shall be responsible for and shall pay all charges related communications charges.

5. Disaster Recovery. InterCept has in place a disaster recovery plan designed to minimize, but not eliminate, risks associated with a disaster affecting the InterCept System and the Processing Services. InterCept does not warrant that service will be uninterrupted or error free in the event of a disaster. Customer is responsible for adopting a disaster recovery plan relating to disaster's affecting Customer's facilities and for securing business interruption insurance or other insurance necessary for Customer's protection. InterCept shall maintain adequate backup procedures including storage of duplicate record files as necessary to reproduce Customer's records and data. In the event of a service disruption due to reasons beyond InterCept's control, InterCept shall use diligent efforts to mitigate the effects of such an occurrence. Per section 2.5.c of the Master Agreement, Customer may review InterCept's disaster recovery plan.

6. Insurance. InterCept shall maintain fidelity bond coverage for dishonest acts committed by InterCept's personnel, and insurance covering hazards, including losses caused by fire, disaster, and other events that may interrupt normal service. Such coverages shall be in amounts as determined by InterCept. Upon request, InterCept shall furnish Customer with applicable certificates of insurance.

6.1  Service Performance Standards.

6.2  Availability of Communications. InterCept shall ensure that the InterCept
     ------------------------------
System and the Processing Services are available for communication between Customer and InterCept during the periods agreed to in the Time Schedule.

6.3  Exclusions. InterCept shall not be responsible for (i) telecommunications
     ----------
failures, (ii) service interruptions beyond InterCept's control, (iii) delay or failure of any third party courier or delivery service, or (iv) failure of any third party vendor to deliver information, files, magnetic media, products, support or services, or other materials required for InterCept to provide services hereunder. In the event such delays exist without interruption for a period of more than 30 days, Customer or InterCept may elect to terminate this Order without penalty. Customer is under no obligation to make any payments to InterCept for any continuous period of interruption that exceeds 5 consecutive business days.

7.  Problem Reporting and Resolution.

7.1  Problem Reporting. Customer is responsible for reporting problems to
     -----------------
InterCept's customer service or operations staff at the contact numbers or addresses provided by InterCept from time to time.

7.2  Problem Response. InterCept shall respond to each reported problem promptly
     ----------------
based on the severity of the problem and its effect on Customer's operations. InterCept shall use reasonable commercial efforts to either resolve each problem or provide Customer with information to allow Customer's personnel to address the problem. In the event the resolution of a reported problem which materially impacts Customer's operations will carry-over to the next business day, InterCept will provide Customer with a status report for the problem and an estimate of the resolution time and course, if possible.

8. Third Party Audit. InterCept shall provide to Customer a copy of any third party service audits of the records of InterCept upon request and payment by Customer of a reasonable and customary charge. If requested, InterCept shall also provide to Customer annual audited financial information at no charge.

9. Termination. In addition to sections 4.2 and 4.3 of the Master Agreement, InterCept and Customer agree as follows:

9.1  Termination by InterCept. InterCept may terminate this Order at any time
     ------------------------
upon 180 days written notice to Customer.

9.2 Termination By Customer. Customer may terminate this Order at any time upon 180 days written notice accompanied by a cancellation fee. Such cancellation fee shall be 75% of the average monthly fee for such service

                                  Page 2 of 4                       CONFIDENTIAL
 invoiced to or due from Customer for the previous six months (or for all prior months if this Order has been in effect or InterCept has been providing the Processing Services for less than six months) multiplied by the number of months remaining in the then current term, or 75% of the monthly "minimum charge" (as set forth in the Order) multiplied by the number of months remaining in the then current term, whichever is greater. In addition to the cancellation fee, Customer shall pay immediately all previously invoiced and overdue amounts.

 10.  Deconversion.

 10.1 Upon termination of this Order, InterCept shall dispose of Customer's files as InterCept deems appropriate unless Customer, prior to the date of termination, provides InterCept with written instructions for the disposal of Customer's files. At Customer's expense, InterCept will comply with such instructions to the extent reasonable and feasible. InterCept reserves the right to maintain Customer's data for a period of 60 days following termination of this Order.

 10.2 Upon (i) termination of this Order, and (ii) written request by Customer, Customer's files shall be delivered to Customer provided that Customer consents, agrees, and authorizes InterCept to retain Customer's files until (i) InterCept has been paid in full for all fees for all services provided hereunder through the date such files are returned to Customer, and InterCept has been paid any and all other amounts that are due or will become due under this order; (ii) if this Order is being terminated, InterCept has been paid any applicable termination and cancellation fee pursuant to this Order or Master Agreement, (iii) Customer has returned to InterCept all InterCept Confidential Information requested by InterCept, and (iv) Customer pays InterCept's normal costs and fees associated with providing deconversion of Customer's files.
 Such costs and fees include but are not limited to shipping and handling fees, media costs, hourly programming fees, and hourly processing fees. Customer acknowledges that InterCept shall have a lien on Customer's files until all such sums are paid. The release of the lien and surrender of possession of the files shall not affect InterCept's claim for any payments due.

 10.3 Upon termination of this Order, and (i) at InterCept's option, and (ii) Customer's written request, InterCept may continue to retain Customer's files for the purpose of providing research, image record reprint and report reprint services to Customer based upon Intercept's then current fee schedule.


 Each of InterCept and Customer has agreed to these terms and conditions as of the date set forth below:

 Customer:                               The InterCept Group, Inc.:


 By:  /s/  Ronnie Austin                 By:  /s/ Todd Shiver
    ----------------------------            -----------------------------


 Ronnie Austin                           Todd Shiver
 -------------------------------         --------------------------------
 Print Name                              Print Name

 President                               Vice President
 -------------------------------         --------------------------------
 Print Title                             Print Title

 12-17-01                                12/17/01
 -------------------------------         --------------------------------
 Date                                    Date



                                  Page 3 of 4                    CONFIDENTIAL

           IMAGE/TRADITIONAL ITEM PROCESSING DESCRIPTION OF SERVICES


Proof and Encode
----------------

 .   Over the counter (teller) work is filmed by the bank, bundled, then routed to InterCept. Debit and Credit totals are established and outgoing Cash Letter items are encoded using InterCept's Image Processing equipment.

Capture
-------

 .    Over the counter and Incoming Cash letter items are read by the high speed reader sorter Images of all documents are digitized and stored on magnetic media along with information needed to post and/or track each document.

NSF/Unposted
------------

 .    All exception items will be reviewed with the bank if necessary and will then be processed by InterCept. This includes preparation and disposition of NSF notices, outgoing return cash letters, and ACH returns. Unposted/unmatched items will be corrected and resubmitted for posting. Large dollar notification as well as verification and handling of Stop Pay Suspects will also be InterCept's responsibility.

Incoming Returns
----------------

 .    InterCept will process Participating Bank's FRB return cash letter.
     Returned items will be resubmitted, charged back to the customer account or placed in Participating Bank's cash items based on prearranged agreements.

Statement Rendering
-------------------

 .    Imaged statements will be printed, metered and mailed by InterCept for all
     Checking and Savings accounts based on Participating Bank's instructions. InterCept will also verify enclosure counts, meter and mail statements on non-imaged accounts. Any account having an image or document discrepancy (cripple statement) that can not be resolved by InterCept will be forwarded to Participating Bank for handling. At Participating Bank's request, InterCept will insert marketing or other informational material in out-going statements.

Research and Adjustments
------------------------

 .    InterCept will conduct any necessary research and make appropriate entries required regarding FRB cash letters processed on behalf of Participating Bank.

Document Storage
----------------

 .    InterCept will store Participating Bank's physical items at its facility for safekeeping until they are disposed of.

Optical Image Storage
---------------------

 .    InterCept will archive document images from Participating Bank's designated
     RAID unit to InterCept's Optical Disk system as needed for long term storage.

Report Printing
---------------

 .    All daily and periodic stock paper reports will be printed by InterCept for distribution to Participating Bank.

Notices and Special Forms
-------------------------

 .    Any printed system output requiring special forms will be produced by
     InterCept for distribution to Participating Bank or its customer.

Electronic File Transmission
----------------------------

 .    InterCept will transmit captured item data to Participating Bank via high speed data communications for input to Participating Bank's processing system.

                             Image/Item Processing
                                  Proposal for
                             United Commercial Bank
                                  Atlanta, GA
                                    12/12/01


----------------------------------------------------------------------------------------------------------------
Yes/No           Description of Services                           Rate         Unit        Volume      Total
----------------------------------------------------------------------------------------------------------------
  Item Processing Services
  ------------------------
    PROOF ENCODE                                                       0.0300  Per Item       $              -
    PROOF CORRECTIONS                                                  1.0000  Per item       $              -
    IMAGE INCLEARING CAPTURE                                           0.0250  Per item       $              -
    IMAGE/ POD CAPTURE                                                 0.0250  Per item       $              -
    EIP / EXCEPTION ITEM PULL - CYCLE BREAKOUT                         Waived  Per Day
    DAILY TRANSMISSION TO HOST PROCESSOR                             250.0000  Per Month      $              -
    COURIER - TO FED OR CORRESPONDENT                                          Pro Rated

    Back Office Services
    --------------------
    RETURN ITEMS(NSF)                                                  2.0000  Per item       $              -
    QUALIFY RETURNS (In addition to Return Item Fee)                   0.5000  Per Item       $              -
    EXCEPTION PROCESSING - Non post correction etc.                    2.0000  Per item       $              -
    RESEARCH AND SUBPOENAS - one hour minimum                         27.5000  Per Hour       $              -
    ITEM RETRIEVAL - pulling original item out of storage              5.0000  Per item       $              -
    IMAGE COPY                                                         1.5000  Per image      $              -
    FAX IMAGE COPY                                                     1.0000  Per image      $              -
    ITEM FINE SORTING                                                  0.0200  Per item       $              -
    DOCUMENT STORAGE 60 DAYS & DESTRUCTION MONTHLY                     0.0030  Per Item       $              -
    FED ADJUSTMENTS                                                    5.0000  Per item       $              -

    Bank Customer Service - Check Image Viewing
    -------------------------------------------
    ON-LINE CHECK IMAGE VIEWING (Bank Use)*
                      ($175 monthly minimum)                           0.2000  Per image      $              -
    CD-ROM long term archival research - POD Captured Items           25.0000  Per CD         $              -
    CD-ROM long term archival research - Statements with Images       25.0000  Per CD         $              -

    Statement Rendering Services
    ----------------------------
    IMAGE STATEMENT RENDERING: process, print,
     fold and render per account
       COMMERCIAL                                                      1.3500  Per Statement  $              -
       NON - COMMERCIAL                                                0.7500  Per Statement  $              -
       SAVINGS ACCOUNTS                                                0.3500  Per Statement  $              -
       Non-IMAGE STATEMENTS                                           10.0000  Per Statement  $              -
    MARKETING INSERTS - per insert / per statement                     0.0500  Per insert     $              -
    NSF NOTICE PRINT-WITH IMAGE                                        0.0500  Per Notice
    NSF NOTICE PRINT-NO IMAGE                                            0.03  Per Notice
    NSF RENDER                                                            0.1  Per Notice
                                                                                              ----------------
                                                     Total Monthly Investment                 $              -
                                                     ------------------------                 ================
    Monthly Minimums
    ----------------
    Months 1-12                                                                               $1,000.00
    Thereafter                                                                                $1,500.00
    MONTHLY MINIMUMS DO NOT INCLUDE PASS THRU ITEMS

                                  Page 1 of 3                       CONFIDENTIAL

                             Image/iIem Processing
                                  Proposal for
                             United Commercial Bank
                                  Atlanta, GA
                                    12/12/01



------------------------------------------------------------------------------
Yes/No    Description of Services                   Rate  Unit  Volume  Total
------------------------------------------------------------------------------

  Postage
  -------
  POSTAGE                                            At Cost

  Customer to Provide
  -------------------
  Statement Envelopes
  Courier - Deliveries and Pickups

  Implementation
  --------------
  Setup and Training                                 $10,000.00 one-time
  Check Image Viewing (Bank use)* (Discounted $1,500) $500.00 one-time CD ROM set up including software license (per user) $250.00 Per User

  Communications
  --------------
  A separate document will be providing detailing:
  Leased Data Line
  24/7 Communications Management
  Communication Equipment Installation and Maintenance - Routers, Hubs, etc

  Internet Access
  ---------------
  Internet availability of images, where available, will be priced on a separate document.
  Other charges may apply from the banks Internet Banking vendor.



                                  Page 2 of 3                      CONFIDENTIAL

                             Image/Item Processing
                                  Proposal for
                             United Commercial Bank
                                  Atlanta, GA
                                    12112/01



------------------------------------------------------------------------------
     Description of Services                Rate      Unit     Volume    Total
------------------------------------------------------------------------------

Check Image Access by Bank Customer via the Internet
----------------------------------------------------
ON-LINE CHECK IMAGE VIEWING (Bank Customer Use)
                                            0.2000 Per image           $      -

                                                                       --------
                            Total Monthly Investment                   $      -
                            ------------------------                   ========


Note: The per image fee will be applied to the minimum for the Check Image Viewing-Bank Use on Page 1 of 3
       There is no separate minimum for Check Image Viewing-Bank Customer Use.


Implementation
--------------
Installation, Setup and Testing             $6,000.00 One-time


Communications
--------------
A separate document will be providing detailing:
       Leased Data Line
       24/7 Communications Management
       Communication Equipment Installation and Maintenance - Routers, Hubs, etc

                                  Page 3 of 3                       CONFIDENTIAL

                                SALES ORDER FOR
                          United Commercial Bank - IO
                                  Atlanta, GA
                                    12/12/01

 InterCept agrees to provide Customer with the following products and services described below. The following terms and conditions are in addition to the terms and conditions of the Master Agreement and General Terms and Conditions. The Parties agree that this Agreement is incorporated into and made part of the Master Agreement and is subject to the General Terms and Conditions contained therein. In the event that these terms and conditions conflict with any term or condition set forth in the Master Agreement, the term or condition set forth in the Master Agreement shall control unless otherwise specified in writing by the Parties.

                                      ***

                                  Sales Order

 This Sales Order is effective upon execution by both parties. For the licensing of InterCept Software and the provision of hardware and software maintenance and support under this order, the term is one year, which shall commence upon the date of installation (the "Term Commencement Date") regardless of first live use by the Customer. The term of this Order shall be extended automatically for additional one year terms unless, at least 30 days prior to such automatic extension, either party shall deliver written notice upon the other of its intention that such term shall not be so extended, in which case the licensing of InterCept Software and the provision of hardware and software maintenance and support shall continue through the remaining term but shall not be extended absent written agreement by both Parties.

 ADDITIONAL TERMS AND CONDITIONS
 -------------------------------

 . Unless specifically noted in this Sales Order, any file transfer hardware and software required to communicate with the Customer's host account processing system and any required terminal emulation or network cabling must be provided by the Customer.
 .  30% initial deposit is required with order.
 .  Annual Fees will be billed upon installation and annually thereafter.
 .  Before signing, pricing is guaranteed for 45 Days from the above date.
 . Pricing does not include applicable taxes, travel expenses and shipping charges.

 Each of InterCept and Customer has agreed to these terms and conditions as of the date set forth below:

 Customer:                                   The InterCept Group, Inc.:


By:  /s/ Ronnie Austin                       By: /s/ Todd Shiver
   -------------------                          ----------------


Ronnie Austin                                Todd Shiver
-----------------------                      --------------------
Print Name                                   Print Name


President                                    Vice President
-----------------------                      -------------------
Print Title                                  Print Title

12-17-01                                     12/17/01
-----------------------                      -------------------
Date                                         Date

This document and the information contained therein are CONFIDENTIAL and provided to Customer for internal use only. The document and information may not be distributed or viewed by any third party without the written permission of The InterCept Group, Inc.


Sales Order                       Page 1 of 7                       CONFIDENTIAL

                                SALES ORDER FOR
                          United Commercial Bank - IO
                                  Atlanta, GA
                                    12/12/01

--------------------------------------------------------------------
Description                                  Qty  Price   Annual Fee
====================================================================

Loan & Deposit Platform System
====================================================================
Windows Version (5 user)                       1            1,500(1)
Windows Version Users 6 - 7                    2              600(1)
Bankers Systems Laser Forms Setup              1            4,400(2)
Installation - Main Office                     1
Installation - Branch                          1
Parameter Set Up & Training - Main Office      1
Parameter Set Up & Training - Branch           1
Interbase Server                               1
Interbase User License 1 -10 Users             1
Interbase Media Kit                            1

Platform SUB-TOTAL                                $22,300  $6,500
                                                  =======  ======

Platform TOTAL                                    $22,300  $6,500
                                                  =======  ======

(1) Annual Software License Fee.
(2) Estimated Bankers Systems Annual Software License Fee.
*Co-PilotPlafform



Sales Order                      Page 2 of 7                        CONFIDENTIAL

                                SALES ORDER FOR
                          United Commercial Bank - IO
                                  Atlanta, GA
                                    12/12/01

-----------------------------------------------------------------------------------------
         Description                                        Qty     Price      Annual Fee
=========================================================================================

Vision (COLD Storage System)
=========================================================================================
Complete System - Single User Software License                1     17,450       1,990(1)
Additional Vision User Software Licenses                      1        300          54(1)
Dell OptiPlex GX110 Mini-Tower PIII 866Mhz, 128MB,            1                       (3)
Dell 2 x I0GI3 Hard Drive, Win98 2nd Ed., 48x CD, 10/100
Dell 17" Monitor
Dell 3 Year On-Site Warranty
CD Recorder, 32X/8X/4X                                        1                       (2)
CD ROM Media                                                 10
294OU Kit USCSI PCI 1                                         1
BF350 UPS / Surge Combo                                       1
Scsi 2 to Scsi 2 Cable                                        1
PC Anywhere 32                                                1
Monarch for Windows                                           1
15' Patch Cable                                               1
Vision Authorization                                          1
Installation and Training for Vision                          1
                                                                   -------------------
Vision SUB-TOTAL                                                   $17,750      $2,044
                                                                   -------------------
Less Discount                                                       (2,750)
                                                                   -------------------
Vision TOTAL                                                       $15,000      $2,044
                                                                   ===================

(1)  InterCept Annual Software License Fee.
(2) Depot Maintenance through InterCept with overnight loaner equipment provided.
(3) Dell 3-Year On-Site Maintenance included. Dell will bill Customer direct at then current rates after year 3.



Sales Order                         Page 3 of 7                     CONFIDENTIAL

                                SALES ORDER FOR
                          United Commercial Bank - IO
                                  Atlanta, GA
                                    12/12/01

-------------------------------------------------------------------------------------------------------
        Description                                          Qty     List     Ext.   Price   Annual Fee
=======================================================================================================

AccountFolio (Document Tracking Software)
=======================================================================================================
AccountFolio Single User License                             1      5,990     5,990           1,075 (1)
AccountFolio Image Upgrade License                           -      5,000         -               - (1)

AccountFolio SUB-TOTAL                                                                5,990   1,075

Imaging Hardware
=======================================================================================================
Dell OptiPlexGX150 Mini-Tower PIII 1GHz, 128MB               -      1,483         -                 (3)
Dell 40GB Hard Drive, VVJn98 2nd Ed., 48x CD, 10/100
Dell 3 Year On-Site Warranty Same Day                        -
Dell 17" Monitor                                             -        162         -
Modem Cable                                                  -         10         -
Modem 56K                                                    -        140         -
PC Anywhere for Win 95-NT                                    -        171         -
TapeStor 4 GB Tape Drive                                     -        279         -
TapeStor Tape                                                -         35         -
Canon 5020 Duplex Scanner                                    -      5,600         -                 (2)
Adaptec  2940 SCSI Board                                     -        250         -
SCSI Cable II-II                                             -         42         -
UPS 300                                                      -        109         -

Imaging Hardware SUB-TOTAL                                                              -

Installation & Training
=======================================================================================================
Software / Hardware Installation                             1      2,000     2,000
Daily On-Site Training                                       2      1,000     2,000

Installation and Training SUB-TOTAL                                                   4,000

                                                                                     ----------------
AccountFolio ORDER SUB-TOTAL                                                         $9,990   $ 1,075
                                                                                     ================

                                                                                     ----------------
AccountFolio ORDER TOTAL                                                             $9,990   $ 1,075
                                                                                     ================

(1) InterCept Annual Software License Fee.
(2) Extended warranty provided by Canon and billed direct to the bank.
(3) Dell 3-Year On-Site maintenance included.


Sales Order                         Page 4 of 7                     CONFIDENTIAL

                                SALES ORDER FOR
                          United Commercial Bank - IO
                                  Atlanta, GA
                                    12/12/01


--------------------------------------------------------------------------------
             Description                      Qty           Price     Annual Fee
================================================================================

Bankwide Contingency Plan
================================================================================

Written Bankwide Contingency Plan              1                         450(1)
                                                           ---------------------
Bankwide Contingency Plan SUB-TOTAL                        $ 3,500      $450
                                                           ---------------------
Less Discount                                              $(3,400)

                                                           ---------------------
Bankwide Contingency Plan TOTAL                            $   100      $450
                                                           =====================


Summary List of Contingencies Included
================================================================================

Data Processing Contingency
Management Contingency
Loan Department Contingency
Bookkeeping Contingency
Branch Contingency(Up to 2 branches)
Teller Contingency
Microcomputer Contingency
Network Contingency
Telephone Contingency
Business Recovery
Risk Assessment

Includes Master and Copy

(1) Annual Fee includes updating and enhancements.



Sales Order                         Page 5 of 7                     CONFIDENTIAL

                                SALES ORDER FOR
                          United Commercial Bank - IO
                                  Atlanta, GA
                                    12/12/01

--------------------------------------------------------------------------------
Description                            Qty       List      Price     Monthly Fee
================================================================================

Miscellaneous InterCept Software
================================================================================
Call Reporter IV                         1                                60 (1)
FR2900 Reporter                          1                                20 (1)


Miscellaneous Software ORDER SUB-TOTAL                                   $80
                                                                         ---
Miscellaneous Software ORDER TOTAL                                       $80
                                                                         ===

(1) InterCept Software Maintenance

Call Reporter Flagship product-Over 6000 installs -FFIEC certified-Enables bank to prepare and submit quarterly FFI Call Report electronically. Has Data Processor interface to import GL data automatically. Many features included (CR printout, Performance ratio report, edit/error check report, on-line instructions, Internet updating and more,)


Sales Order                         Page 6 of 7                     CONFIDENTIAL

                                SALES ORDER FOR
                          United Commercial Bank - IO
                                  Atlanta, GA
                                    12/12/01

--------------------------------------------------------------------------------
             Description                          Qty      Price      Annual Fee
================================================================================

Miscellaneous Software
================================================================================
IPS Accounts Payable Software Single User          1                      665(1)
IPS Fixed Asset Software Single User               1                      665(1)

Miscellaneous Software SUB-TOTAL                            5,500       1,330
                                                           ---------------------
Miscellaneous Software ORDER SUB-TOTAL                     $5,500      $1,330
                                                           =====================

                                                           ---------------------
Miscellaneous Software ORDER TOTAL                         $5,500      $1,330
                                                           =====================



NOTES:
-----
Installation and training for IPS Software will be provided by IPS and billed direct to the bank.

(1) IPS Software Maintenance


Sales Order                         Page 7 of 7                     CONFIDENTIAL

                              TellerPlus ORDER FOR
                          United Commercial Bank - IO
                                  Atlanta, GA
                                    12/12/01

InterCept agrees to provide Customer with the following products and services described below. The following terms and conditions are in addition to the terms and conditions of the Master Agreement and General Terms and Conditions. The Parties agree that this Agreement is incorporated into and made part of the Master Agreement, and is subject to the General Terms and Conditions contained therein. In the event that these terms and conditions conflict with any term or condition set forth in the Master Agreement the term or condition set forth in the Master Agreement shall control unless otherwise specified in writing by the Parties.

                                      ***

                                TellerPlus Order

This TellerPlus Order is effective upon execution by both parties. For the licensing of InterCept Software and the provision of hardware and software maintenance and support under this order, the term is one year, which shall commence npon the date of installation (the "Term Commencement Date") regardless of first live use by the Customer. The term of this Order shall be extended automatically for additional one year terms unless, at least 30 days prior to such automatic extension, either party shall deliver written notice upon the other of its intention that such term shall not be so extended, in which case the licensing of InterCept Software and the provision of hardware and software maintenance and support shall continue through the remaining term but shall not be extended absent written agreement by both Parties.

The attached TellerPlus Proposal contains a description of Fees, products, and services provided under this Order.


1. Definitions. Capitalized terms shall have the following meanings. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the General Terms and Conditions.

"TellerPlus System" means the TellerPlus Hardware and Software provided by
------------------
InterCept as described above.

2. License. Subject to the terms and conditions of the Master Agreement, InterCept grants Customer a non-exclusive, non-transferable license to use the programs, documentation, and associated material set forth above. InterCept agrees to sell all associated Hardware and services necessary to operate the TellerPlus System, as set forth in this Order.

3. Installation and Training. InterCept shall furnish installation assistance, operating training, and screen customization as described above. For any additional assistance rendered by InterCept, including, but not limited to, screen customizations occurring 30 days after the date of installation, Customer shall pay InterCept at its then current hourly rate and shall reimburse InterCept for all reasonable expenses incurred by InterCept in rendering such assistance. InterCept shall provide an itemized list of expenses upon request, including copies of invoices or receipts that verify the expense.

4.  Acceptance of TellerPlus System.

4.1 Acceptance by Customer. On the date of installation, Customer shall provide
    ----------------------
a qualified representative to perform acceptance tests. InterCept shall demonstrate to such Customer representative every feature of the TellerPlus System. Customer is prohibited from using the TellerPlus System without InterCept's express written consent until completion of the demonstration and acceptance of the TellerPlus System by Customer.

4.2 Installation Delayed by Customer. If Customer is unwilling or unable to
    --------------------------------
accept the installation of the TellerPlus System within 14 days of the scheduled date of installation, then the balance due upon installation and acceptance of the TellerPlus System shall become immediately due and payable. Customer agrees to notify InterCept in writing of the rescheduled date of installation.

5. CTR/IRS 4789 Reporting Disclaimer. InterCept warrants that the CTR/4789 reporting module was current as of the Effective Date of this Order. InterCept shall use all reasonable efforts to ensure the continued completeness and accuracy of the CTR/4789 reporting module. InterCept expressly disclaims all liability arising out of Customer's use of the CTR/4789 reporting module and assumes no liability as to the completeness or accuracy of the contents of this Software as it relates to the operation of the CTR/4789 report Software by the operator.

                                  Page 1 of 2                      CONFIDENTIAL

                              TellerPlus ORDER FOR
                          United Commercial Bank - IO
                                  Atlanta, GA
                                    12/12/01

ADDITIONAL TERMS AND CONDITIONS
-------------------------------

 .  A 50% initial deposit is required at execution of this Agreement and 50%
   balance is due upon installation.
 .  Annual fees will be billed upon installation and annually thereafter.
 .  Before signing, pricing is guaranteed for 45 Days from the above date.
 . Pricing does not include applicable taxes, travel expenses and shipping charges.


Each of InterCept and Customer has agreed to these terms and conditions as of the date set forth below:


Customer:                               The InterCept Group, Inc.:


By:  /s/ Ronnie Austin                  By:  /s/ Todd Shiver
   -----------------------------            -----------------------------


Ronnie Austin                           Todd Shiver
--------------------------------        ---------------------------------
Print Name                              Print Name


President                               Vice President
--------------------------------        ---------------------------------
Print Title                             Print Title


12-17-01                                12/17/01
--------------------------------        ---------------------------------
Date                                    Date


This document and the information contained therein are CONFIDENTIAL and provided to Customer for internal use only. The document and information may not be distributed or viewed by any third party without the written permission of The InterCept Group, Inc.


                                  Page 2 of 2                     CONFIDENTIAL

                            TellerPlus PROPOSAL FOR
                          United Commercial Bank - IO
                                  Atlanta, GA
                                    12/12/01

                                                       REVISED 12/14/01
------------------------------------------------------------------------------------------------------------
          Description                                         Qty     List     Ext.    Price     Annual Fee
===========================================================================================================
TELLER SERVER
===========================================================================================================
Dell PowerEdge 1400 Pill 866MHz, 256MB Memory                   1                                       (3)
15" Monitor, (2) 9GB Scsi HID, CID
Dell 3 Yr. Same Day Onsite 7x24 Warranty
Networking Telephone Support - Additional Server                1                                1,200  (2)
Smart UPS 700                                                   1
PC Anywhere 32                                                  1
Surge Protector                                                 1
Windows NT Server with 5 Users                                  1
SQL Server 2000 with 5 Users                                    1

TELLER SERVER SUB-TOTAL                                                                5,276     1,200

TELLER WORKSTATIONS
============================================================================================================
Dell Small Form Factor, PIII 866MHz, 128MB, 10GB, 128ME         3                                        (3)
Dell Next Day On-Site PC Hardware Support - 3 Yr., 8 x 5
Windows 2000 Professional
Dell 15 Inch Monitor                                            3
Surge Protector                                                 3
Epson Serial Teller Printer                                     3
TM Power Supply                                                 3
25 Pin Null Modem Cable                                         3

HP ScanJet 530OCxi Scanner                                      1                                        (3)
HP Digital Camera                                               1

TELLER WORKSTATIONS SUB-TOTAL                                   supplied by the bank

                                          Page 1 of 2              CONFIDENTIAL

                            TellerPlus PROPOSAL FOR
                          United Commercial Bank - IO
                                  Atlanta, GA
                                    12/12/01

                                                                  REVISED 12/14/01
-----------------------------------------------------------------------------------------------
      Description                                     Qty  List    Ext.    Price    Annual Fee
===============================================================================================
TELLER PLUS SOFTWARE
===============================================================================================
TellerPlus for Windows Workstation License              2  1,695   3,390                440 (1)
(Includes Reports and Bond Redemption Modules)
TellerPlus Signature/Photo ID Workstation License       2    300     600                100 (1)
TellerPlus CTR Workstation License                      2    300     600                100 (1)
TellerPlus Official Check Printing License              2    300     600                100 (1)
(Requires Epson TM-375 Printer)
TellerPlus Signature/Photo ID Scan Station License      1    795     795                100 (1)

TELLER SOFTWARE SUB-TOTAL                                                   5,985     1,210
License Discount                                        2   (400)   (400)    (800)

INSTALLATION AND INTERFACE
===============================================================================================
Software Installation 1 - 10 Stations                   1  3,500   3,500
Server Installation                                     1  3,000   3,000
Software Training - One Day                             2  1,000   2,000

TELLER PLUS INSTALLATION SUB-TOTAL                                          8,500
Installation Discount                                                      (1,696)


                                                                        ---------     ------
TELLER PLUS ORDER SUB-TOTAL                                              $ 17,264     $2,410
                                                                        ---------     ------


                                                                        ---------     ------
TELLER PLUS ORDER TOTAL                                                  $ 17,264     $2,410
                                                                        =========     ======

(1)  InterCept annual Software License Fee.
(2)  Server operations Telephone Support from InterCept.
(3) Dell 3 -Year On-Site Maintenance included. Dell will bill Customer direct at then current rates after year 3.

                                  Page 2 of 2                       CONFIDENTIAL